                                                                    EXHIBIT 10.3


                           BONTANG VI LOAN AGREEMENT

                      ____________________________________


                              US$1,127,000,000.00

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION

                                   as Trustee
            under the Bontang VI Trustee and Paying Agent Agreement

                                  as Borrower,

                                 BANK OF TAIWAN
                                NEW YORK AGENCY
                                as Lead Arranger

                    BONTANG LNG TRAIN-H INVESTMENT CO., LTD.
                              as Co-Lead Arranger

                            THE CHASE MANHATTAN BANK
                       as Agent, Co-Agent and Co-Arranger

                                BANQUE INDOSUEZ
                             THE FUJI BANK, LIMITED
                   PROJECT FINANCE DIVISION FOR THE AMERICAS
                  THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED
                                NEW YORK BRANCH
                         as Co-Agents and Co-Arrangers

                        CHANG HWA COMMERCIAL BANK, LTD.
                                NEW YORK BRANCH
                             FIRST COMMERCIAL BANK
                                NEW YORK AGENCY
                         HUA NAN COMMERCIAL BANK, LTD.
                               LOS ANGELES BRANCH
                              THE TOKAI BANK, LTD.
                                NEW YORK BRANCH
                                as Co-Arrangers

                                      and
                            the Lenders named herein

                      ____________________________________

                           Dated as of March 4, 1997

                              TABLE OF CONTENTS*/

                                                                                                                     Page
                                                                                                                     ----
1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

2.  THE ADVANCES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         2.1        The Commitments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         2.2        Purpose and Manner of Borrowing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         2.3        Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         2.4        Determination of Interest Rates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         2.5        Alternative Interest Rates; Voluntary Prepayment  . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.6        Interest Rate on Overdue Amounts; Other Indemnities   . . . . . . . . . . . . . . . . . . . . . .  25
         2.7        Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         2.8        The Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         2.9        Repayment on Maturity Dates; Deferral   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         2.10       Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

3.  PAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         3.1        Allocation of Amounts; Substitute Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         3.2        Funds of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         3.3        Set-Off, Counterclaim and Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         3.4        Change of Law; Certain Mandatory and Voluntary Prepayments; Additional Amounts  . . . . . . . . .  33
         3.5        Prepayments in Connection with Completion of Train H; Debt Coverage Reserve Mandatory Prepayments  34

         3.6        Notice of Certain Voluntary Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         3.7        Other Voluntary Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         3.8        Cancellation of Commitments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         3.9        No Reborrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         3.10       Payments to be Made at End of Interest Period   . . . . . . . . . . . . . . . . . . . . . . . . .  36

4.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         4.1        Power and Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         4.2        Legal Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         4.3        Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         4.4        Registration and Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         4.5        Agreement Binding   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         4.6        Ranking of Advances; Encumbrances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         4.7        Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

-------------------
*       The Table of Contents is not a substantive part of this Agreement.

                                      (i)

                                                                                                                     Page
                                                                                                                     ----
         4.8        Compliance with Other Instruments, etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         4.9        No Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         4.10       Trust Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

5.  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         5.1        Conditions Precedent to the Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         5.2        Conditions Precedent to the Initial and Subsequent Advances   . . . . . . . . . . . . . . . . . .  43
         5.3        Conditions Precedent to the Advances to Fund the Reserve Account  . . . . . . . . . . . . . . . .  44
         5.4        Representations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

6.  COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         6.1        Information   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         6.2        Negative Pledge   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         6.3        No Consent to Changes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         6.4        Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         6.5        Notice of Outstanding Amounts and Repayment Schedule  . . . . . . . . . . . . . . . . . . . . . .  49
         6.6        Selection of Qualified Bank   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

7.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

8.  AGENT, ETC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         8.1        Appointment and Authority   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         8.2        Agent May Rely on Documents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         8.3        No Amendment to Duties of Agent Without Consent   . . . . . . . . . . . . . . . . . . . . . . . .  52
         8.4        Responsibilities of Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         8.5        Funding Costs of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         8.6        Agent in Individual Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         8.7        Credit Decision   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         8.8        Arrangers and Co-Agents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         8.9        Change of Administrative Office of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         8.10       Successor Agent   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

9.  SOURCE OF DEBT SERVICE; NO RECOURSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.1        Accumulation for Debt Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.2        Accumulation in Regular Reserve Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.3        Deposit in Debt Coverage Reserve Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         9.4        Payments Made from Debt Service Account and Reserve Account   . . . . . . . . . . . . . . . . . .  56
         9.5        No Recourse   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         9.6        Not to Limit Remedies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

10.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         10.1       Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         10.2       No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59





                                      (ii)

                                                                                                                     Page
                                                                                                                     ----
         10.3       Use of English Language   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         10.4       Assignment; Successors and Assigns; Participations  . . . . . . . . . . . . . . . . . . . . . . .  59
         10.5       Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         10.6       Expenses; Indemnification   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         10.7       Sharing of Set-Off and Other Payments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         10.8       Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         10.9       Table of Contents and Section Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         10.10      GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         10.11      Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         10.12      Term of Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64





                                     (iii)

                                                                                                                     Page
                                                                                                                     ----
EXHIBIT A                 FORM OF NOTICE OF BORROWING

EXHIBIT B-1               FORM OF NOTICE OF DEFERRAL

EXHIBIT B-2               FORM OF NOTICE OF COMPLETION

EXHIBIT C-1               FORM OF NOTE

EXHIBIT C-2               FORM OF TRANSFER CERTIFICATE

EXHIBIT D-1               FORM OF LEGAL OPINION OF WILLIAMS & HARRIS LLP, SPECIAL COUNSEL FOR THE BORROWER

EXHIBIT D-2               FORM OF LEGAL OPINION OF THOMAS R. BENNETT, COUNSEL TO THE BORROWER

EXHIBIT E-1               FORM OF LEGAL OPINION OF BUDHY RUKIAT, LEGAL COUNSEL TO PERTAMINA

EXHIBIT E-2               FORM OF LEGAL OPINION OF ANDREWS & KURTH, L.L.P., SPECIAL NEW YORK COUNSEL TO THE PRODUCERS
                          (OTHER THAN PERTAMINA)

EXHIBIT E-3               FORM OF LEGAL OPINION OF COUNSEL TO EACH PRODUCER (OTHER THAN PERTAMINA)

EXHIBIT E-4               FORM OF LEGAL OPINION OF WHITE & CASE, SPECIAL NEW YORK COUNSEL TO PERTAMINA

EXHIBIT F-1               FORM OF LEGAL OPINION OF PAUL, WEISS, RIFKIND, WHARTON & GARRISON, SPECIAL COUNSEL TO THE AGENT
                          AND THE LENDERS

EXHIBIT F-2               FORM OF LEGAL OPINION OF SPECIAL KOREAN AND TAIWANESE COUNSEL TO THE AGENT AND THE LENDERS

SCHEDULE 1                BASIC AGREEMENTS

SCHEDULE 2                DRAWDOWN SCHEDULE

SCHEDULE 3                ASSUMED INTEREST RATE AND OTHER ASSUMPTIONS

SCHEDULE 4                QUALIFIED BANKS





                                      (iv)

                                 LOAN AGREEMENT


                   AGREEMENT dated as of March 4, 1997 among

                    (i) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, not in its individual capacity but solely as Trustee under the Bontang VI Trustee and Paying Agent Agreement among it and PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA, TOTAL INDONESIE, VIRGINIA INDONESIA COMPANY, LASMO SANGA SANGA LIMITED, UNION TEXAS EAST KALIMANTAN LIMITED, OPICOIL HOUSTON, INC., VIRGINIA INTERNATIONAL COMPANY, UNIVERSE GAS & OIL COMPANY, INC., INDONESIA PETROLEUM, LTD. and UNOCAL INDONESIA COMPANY dated as of the date hereof, as Borrower;

                    (ii)  BANK OF TAIWAN, NEW YORK AGENCY, as Lead Arranger;

                   (iii) BONTANG LNG TRAIN-H INVESTMENT CO., LTD., as Co-Lead Arranger;

                    (iv) BANQUE INDOSUEZ, as Co-Agent and Co-Arranger, THE CHASE MANHATTAN BANK, as Agent, Co-Agent and Co-Arranger, THE FUJI BANK, LIMITED, PROJECT FINANCE DIVISION FOR THE AMERICAS, as Co-Agent and Co-Arranger, and THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH, as Co-Agent and Co-Arranger;

                    (v) CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, FIRST COMMERCIAL BANK, NEW YORK AGENCY, HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, and THE TOKAI BANK, LTD., NEW YORK BRANCH, as Co-Arrangers; and

                    (vi) the banks and other institutions named under the caption "Lenders" on the signature pages hereof.


                             W I T N E S S E T H :


                 WHEREAS, the Borrower has requested the Lenders to make advances to the Borrower upon the terms and subject to the conditions of this Agreement in an aggregate principal amount of up to $1,127,000,000.00 for the purpose of paying
(i) the costs incurred, or to be incurred, in connection with or otherwise relating to the design, engineering, procurement and construction of or otherwise relating to Train H, (ii) interest, fees, expenses, taxes and other amounts payable by the Borrower pursuant to Sections 2.3, 2.6, 2.7, 3.3, 3.4(b), 6.6 and 10.6 hereof and (iii) certain amounts to be paid to the Reserve Account pursuant to Section 2.2(b)(ii) hereof and used as provided therein;

                 WHEREAS, the portion of the advances to the Borrower under this Agreement provided by Bontang LNG Train-H Investment Co., Ltd. shall be in an aggregate principal amount of up to $338,100,000.00, which amount shall be indirectly financed by The Export-Import Bank of Japan;

                 WHEREAS, the Lenders are prepared, severally, and not jointly or jointly and severally, to make such advances to the Borrower on a pro rata basis upon the terms and subject to the conditions of this Agreement; and

                 WHEREAS, no recourse shall be had for any amount due under this Agreement against Bank of America National Trust and Savings Association, in its individual capacity, with certain proceeds from the sale of liquefied natural gas being the sole source of repayment hereunder of all such amounts, except as specifically provided herein.

                 NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:


SECTION I.   DEFINITIONS

                 As used in this Agreement, the following capitalized expressions shall have the following respective meanings, such meanings to be applicable to both the singular and the plural forms of such expressions:

                 "Additional Plant" means the additional gas liquefaction and processing facility and utilities and facilities (other than the Support Facilities and the Other Facilities) related to or used in connection therewith, all to be located at the Bontang Plant, in each case as described in and consistent with the Development Plan.

                 "Advance" means each advance by a Lender to the Borrower hereunder on a Borrowing Date or, where the context so requires, the amount of such advance from time to time outstanding.

                 "Agent" means The Chase Manhattan Bank, acting in its capacity as facility agent for the Lenders hereunder, or any successor thereto appointed pursuant to Section 8.10 hereof.

                 "Amortization Period" means the period beginning on the earlier of (i) the 22nd day of the 9th month after the month in which the Completion Date occurred and (ii) September 22, 2000 and ending on the Final Maturity Date.

                 "Applicable Amortization Percentage" has the meaning set forth in Section 2.9(a) hereof.

                 "Applicable Margin" means for all Advances (including any Deferred Portion thereof) (i) on any date during the period ending on the fourth anniversary of the initial Borrowing Date hereunder, 1.125%, and (ii) on any date thereafter, 0.85%.

                 "Applicable Percentage" has the meaning set forth in the definition of Source of Debt Service.

                 "Arrangers" means the Lead Arranger, the Co-Lead Arranger and the Co-Arrangers, in each case as identified on the signature pages hereof.

                 "Assumed Interest Rate" means the interest rate per annum set forth on Schedule 3; provided, however, that at any time and from time to time following the date hereof upon the reasonable request of the Borrower or the Agent, the Borrower and the Agent shall negotiate in good faith to reach agreement on an interest rate per annum to serve as the Assumed Interest Rate which is acceptable to the Borrower and the Agent. In any such negotiations, the Assumed Interest Rate will be agreed by reference to (i) the average of rates quoted for a period corresponding to the number of years from the time of calculation to the Final Maturity Date (rounded up to the nearest whole number of years) available on a swap basis in exchange for three-month LIBOR that appear on Telerate Page 19901 (or such other page as may replace that page on the Telerate screen for the purpose of displaying fixed interest rates available on a swap basis in exchange for three-month LIBOR) under the column titled "ANN A/360" (the "Telerate swap rate") during the period of such negotiations and (ii) (x) on any date during the period ending on the fourth anniversary of the initial Borrowing Date hereunder, 0.9875% and (y) on any date thereafter, 0.85%. If agreement cannot be reached on the interest rate to serve as the Assumed Interest Rate within 20 Business Days following a request for such negotiations, then the Assumed Interest Rate will be redetermined as of the 21st Business Day following such request as the sum of (i) the average Telerate swap rate during the immediately preceding 20 Business Days plus (ii)
(x) on any date during the period ending on the fourth anniversary of the initial Borrowing Date hereunder, 0.9875% and (y) on any date thereafter, 0.85%. If the Borrower and the Agent cannot agree on the result of any redetermination of the

Assumed Interest Rate in accordance with the immediately preceding sentence, then such redetermination shall be submitted to a Selected Qualified Bank for determination.

                 "Availability Period" means the period beginning on the Effective Date and ending on the earlier of (i) as determined by the Borrower and set forth in the written statement from the Borrower to the Agent contemplated by Section 6.1(g) hereof either (a) the 21st day of the 9th month after the month in which the Completion Date occurred or (b) September 21, 2000 and (ii) January 21, 2001.

                 "Basic Agreements" means the agreements listed on Schedule 1 hereto.

                 "Bontang Plant" means the natural gas liquefaction plant at Bontang Bay on the east coast of Kalimantan, Indonesia, including all related facilities, such as natural gas processing plants for the production of LNG, condensate and liquefied petroleum gas consisting of propane and butane, utilities, storage tanks, loading lines and arms, harbor, docks, berths, tugboats, residential community, workshops, offices, fixed plant and equipment and communication systems, together with replacements, improvements, additions and expansions of all such facilities (including Train H), together also with natural gas transmission lines extending from "Delivery Points" as defined in the Processing Agreement, and from such other points in other fields from which natural gas is supplied, to the said natural gas liquefaction plant (including associated knock-out drums but excluding natural gas gathering pipelines within fields).

                 "Bontang VI Payment Account" has the meaning set forth in
Article 1 of the Trust Agreement.

                 "Borrowed Amounts" has the meaning set forth in Section 2.2(b) hereof.

                 "Borrower" means Bank of America National Trust and Savings Association, solely as Trustee under the Trust Agreement and not in its individual capacity. The term "Borrower" does not include Bank of America National Trust and Savings Association, in any other capacity or any one or more of the Producers.

                 "Borrowing" means a borrowing hereunder consisting of Advances made to the Borrower at the same time by all then participating Lenders severally.

                 "Borrowing Date" means (i) with respect to the initial Borrowing, a Business Day occurring on or after the seventh Business Day following the Effective Date (or such other Business Day as the Borrower and the Agent may agree) and specified in a Notice of Borrowing as a date on which the Borrower will make a Borrowing hereunder and (ii) thereafter a Business Day occurring on the seventeenth, eighteenth, nineteenth, twentieth or twenty-first day of any calendar month and specified in a Notice of Borrowing as a date on which the Borrower will make a

Borrowing hereunder; provided that not more than one Borrowing Date may occur during any single calendar month and no Borrowing Date may occur following the last day of the Availability Period; and provided further, that if a Borrowing Date would otherwise occur on a date which is not a Business Day, such Borrowing Date shall be the immediately succeeding Business Day, or, if any such extension would cause the Borrowing Date to be a date later than the twenty- first calendar day of the relevant month, then the Borrowing Date shall be the immediately preceding Business Day.

                 "Business Day" means any day on which (i) dealings in Dollar deposits are carried on in the London interbank market and (ii) commercial banks are not authorized or required to close in any of London, the City of New York or Tokyo.

                 "Buyer" means each of (i) Korea Gas Corporation, as buyer under the KGC Sales Contract and (ii) Chinese Petroleum Corporation, as buyer under the CPC Sales Contract.

                 "Co-Agents" means the parties identified as such on the signature pages hereof.

                 "Commitment" means, with respect to each Lender, the principal amount set forth opposite such Lender's name under the caption "Commitment" on the signature pages hereof, as such amounts may be reduced from time to time pursuant to Section 3.8 hereof, or such Lender's commitment to lend such amounts, as the context may require.

                 "Completion Date" means the date on which the Agent shall have received a written notice from the Borrower as required by Section 6.1(e) hereof, to which is attached a notice from Pertamina to the effect that:

                             (i)  the construction of the Additional Plant and
the Other Facilities (other than the Debottlenecking Project) has been completed in accordance with the Development Plan and the Additional Plant and the Other Facilities (other than the Debottlenecking Project) have been fully and finally accepted by Pertamina under the EPC Contract; and

                            (ii)  the Additional Plant has demonstrated
processing capabilities consistent with those contained in the Development Plan and at least 180,000 metric tons of LNG meeting the quality specifications set forth in each of the LNG Sales Contracts have been produced over a period of 30 consecutive days and delivered to storage during such period.

                 "CPC Sales Contract" means the LNG Sale and Purchase Contract (Badak VI) between Pertamina and Chinese Petroleum Corporation, dated as of

October 25, 1995, as modified or amended from time to time, until such time as no amounts that may then or thereafter be payable thereunder or with respect thereto would, if paid, constitute Source of Debt Service, at which time such LNG Sale and Purchase Contract (Badak VI) shall cease, for purposes hereof and for purposes of the Producers Agreement, to be the CPC Sales Contract and an LNG Sales Contract.

                 "CPC SDS Period" has the meaning set forth in the definition of Source of Debt Service.

                 "CPC Supply Agreements" mean, for as long as the CPC Sales Contract is an LNG Sales Contract:

                                  (i)      Package VI Supply Agreement for
Natural Gas in Support of 2000-2017 LNG Sales to Chinese Petroleum Corporation under Badak VI, dated May 1, 1996, by and between Pertamina, on the one hand, and the members of the VICO Group, on the other hand, as modified or amended from time to time;

                                  (ii)     Package VI Supply Agreement for
Natural Gas in Support of 2000-2017 LNG Sales to Chinese Petroleum Corporation under Badak VI, dated April 4, 1996, by and between Pertamina, on the one hand, and the members of the Total Group, on the other hand, as modified or amended from time to time;

                                  (iii)    Package VI Supply Agreement for
Natural Gas in Support of 2000-2017 LNG Sales to Chinese Petroleum Corporation under Badak VI, dated April 16, 1996, by and between Pertamina, on the one hand, and Unocal, on the other hand, as modified or amended from time to time; and

                                  (iv)     Package VI Supply Agreement for
Natural Gas in Support of 2000-2017 LNG Sales to Chinese Petroleum Corporation under Badak VI, dated April 16, 1996, by and between Pertamina, on the one hand, and Unocal and Inpex, on the other hand, as modified or amended from time to time.

                 "Current Amortized Amount" has the meaning set forth in
Section 2.9(a) hereof.

                 "Current Payment" has the meaning set forth in Section 2.9(a) hereof.

                 "Debottlenecking Project" means the debottlenecking project for Trains A through F of the Bontang Plant, as described in and consistent with the Development Plan.

                 "Debt Coverage Ratio" means:

                             (i)  at any time prior to the first day of the
Amortization Period, an amount (expressed as a percentage) determined as the product of (a) the quotient of (1) the sum of (x) the present value as of September 19, 2000 (determined by discounting by the Assumed Interest Rate at the time of calculation) of the Source of Debt Service reasonably anticipated to be payable from such date to the Final Maturity Date, plus (y) the amount held in the Reserve Account at the time of calculation, divided by (2) the aggregate amount of the Commitments, multiplied by (b) 100;

                            (ii)  during the Availability Period at any time on
or after the first day of the Amortization Period, an amount (expressed as a percentage) determined as the product of (a) the quotient of (1) the sum of (x) the present value as of the time of calculation (determined by discounting by the Assumed Interest Rate at the time of calculation) of the Source of Debt Service reasonably anticipated to be payable from the time of calculation to the Final Maturity Date, plus (y) the amount held in the Reserve Account that is not available to pay the cost to complete the Additional Plant and the Other Facilities pursuant to a waiver of such right made as provided in Section 6.1(h), divided by (2) the sum of (x) the aggregate outstanding principal amount of the Advances, plus (y) the aggregate undrawn amount of the Commitments, if any, in each case at the time of calculation, multiplied by (b) 100; and

                           (iii)  at all times after the last day of the
Availability Period, an amount (expressed as a percentage) determined as the product of (a) the quotient of (1) the sum of (x) the present value as of the time of calculation (determined by discounting by the Assumed Interest Rate at the time of calculation) of the Source of Debt Service reasonably anticipated to be payable from the time of calculation to the Final Maturity Date, plus (y) the amount held in the Reserve Account at the time of calculation, divided by
(2) the aggregate outstanding principal amount of the Advances, in each case at the time of calculation, multiplied by (b) 100.

The assumptions necessary for calculating the Debt Coverage Ratio are set forth in Schedule 3 hereto. These assumptions shall remain in effect for purposes of calculating the Debt Coverage Ratio, whenever required, until such time as new assumptions have been mutually agreed by the Borrower and the Agent, as provided herein or in the definition of Assumed Interest Rate, determined as provided in the definition of Assumed Interest Rate or specified by a Selected Qualified Bank as provided herein or in the definition of Assumed Interest Rate. The Borrower or the Agent may at any time (but not more than once each calendar quarter) request a reconsideration of such assumptions, whereupon the Borrower and the Agent shall negotiate in good faith to reach agreement on the assumptions described below, used in calculating the Debt Coverage Ratio which are acceptable to the Borrower and the Agent. The assumptions to be negotiated in good faith are, in addition to the Assumed Interest Rate as provided in the definition thereof, those with respect to the realized export prices of all classifications of Indonesian crude oil and the U.S. Consumer Price Index, in each case as such realized export prices and Consumer Price Index are used for determining the LNG sales price in the relevant LNG Sales Contract. If the Borrower and the Agent cannot reach agreement on such assumptions (other than the Assumed Interest Rate) within 10 Business Days (or such longer period as they may agree) following a request by one to the other for such negotiations, then such assumptions shall be those specified in writing by a Selected Qualified Bank. If the Borrower and the Agent cannot agree on the result of any redetermination of the Assumed Interest Rate in accordance with the penultimate sentence of the definition thereof within two Business Days of the redetermination of such Assumed Interest Rate in accordance therewith, then the Assumed Interest Rate shall be that redetermined by a Selected Qualified Bank in accordance with such penultimate sentence.

                 "Debt Coverage Reserve Account" has the meaning set forth in
Article 1 of the Trust Agreement.

                 "Debt Service Account" has the meaning set forth in Article 1 of the Trust Agreement.

                 "Deferred Portion" means any portion of the outstanding principal amount of Advances, the payment of which has been deferred pursuant to Section 2.9(b) hereof.

                 "Development Plan" means the Badak LNG Train "H" Project Development Plan prepared by Processing Plant Project (PKP) (Proyek Kilang Pengolahan), dated October 1996, as amended or modified from time to time.

                 "Dollars" and the sign "$" mean such coin or currency of the United States of America as is, at the relevant time, legal tender for the payment of public and private debts.

                 "Drawdown Schedule" has the meaning set forth in Section 2.2(c) hereof.

                 "Effective Date" has the meaning set forth in Section 5.1 hereof.

                 "Encumbrance" means any lien, security interest, mortgage, deed of trust, pledge, charge or any other encumbrance of any kind, including, without limitation, the rights of a vendor, lessor or similar party under any conditional sale agreement or other title retention agreement or lease substantially equivalent thereto, any production payment, and, with respect to any property or assets, any other right of or arrangement with any creditor to have its claim satisfied out of any such property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

                 "EPC Contract" means each of (i) the Bontang LNG Expansion Project Train "H" Contract No. B80-JMC-001 Agreement between Pertamina and IKPT, dated as of March 3, 1997, (ii) Articles 1, 2, 6, 8, 9 and 18 of the Collaboration Agreement, dated as of March 3, 1997, among IKPT, P.T. Graha Centermine, an Indonesian corporation, and Kellogg Overseas Corporation, a Delaware corporation, and (iii) the letter from Kellogg Overseas Corporation to Pertamina, dated as of March 3, 1997, pursuant to which the former guarantees and assumes full responsibility for the work to be performed under the agreement referred to in clause (i) above, each as amended or modified from time to time.

                 "Events of Default" means any of the events specified in
Section 7 hereof.

                 "Excluded Taxes" means:

                             (i)  with respect to that portion of the Advances
made and maintained by any Lender (other than the Finance Company) or Payments to the Agent, (x) any Taxes based upon gross or net income payable by such Lender or the Agent to the jurisdiction of incorporation of such Lender or the Agent, as applicable, or the jurisdictions in which such Lender or the Agent, as applicable, has its principal executive office or in which the Lending Office of such Lender is located, or to any department, agency or other political subdivision or taxing authority in any of such jurisdictions and (y) any Taxes that may be imposed upon or with respect to a Payment by the United States, or any department, agency or political subdivision or taxing authority therein, including, without limitation, those arising by reason of the fact that the Lender is a foreign corporation or other non-resident person within the meaning of the Internal Revenue Code of 1986, as amended; solely for purposes of the preceding clause, the term "Lending Office" shall mean, in addition to the definition set forth below in this Section 1, a branch or office of a Lender which has physical custody of a Note, this Agreement or the Letter Agreement or which conducts the activities that are the responsibilities of a Lender described in this Agreement or, solely in the event that a taxing jurisdiction asserts a Tax by reason of the fact that a branch or office of a Lender previously had (but no longer has) such custody or conducted (but no longer conducts) such activities, such other branch or office;

                            (ii)  with respect to that portion of the Advances
made and maintained by the Finance Company, (x) any Taxes imposed by Japan or any department, agency or other political subdivision or taxing authority thereof or therein and (y) the additional amount of any Taxes that may be imposed upon or with respect to a Payment arising solely by reason of the fact that the Finance Company changes the source of the funds it uses to make or maintain Advances from that contemplated as of the Effective Date for any reason other than a change in the source of funding made in connection with maintaining any overdue principal or other amounts owing pursuant to this Agreement or any Deferred Portion with respect to the Advances made by the Finance Company; and

                           (iii)  with respect to that portion of the Advances
made and maintained by any Lender that is not organized under the laws of the United States or any State thereof and has not delivered to the Borrower two duly executed copies of either IRS Form 1001 or 4224 (or any successor form) claiming exemption from withholding with respect to Payments hereunder (i) on or prior to the Effective Date in the case of a Lender party hereto, (ii) on or prior to the date of the relevant transfer in the case of a Transferee and
(iii) at any subsequent time required by law, in the case of any Lender, any Taxes of the United States of America or any department, agency or other political subdivision thereof or any taxing authority thereof or therein that are imposed by means of withholding at the source with respect to a Payment that the Borrower would not be required to withhold if it had received from such Lender two executed copies of any of the aforementioned forms as provided above.

                 "Final Maturity Date" means the 40th Maturity Date occurring following the first day of the Amortization Period.

                 "Finance Company" means Bontang LNG Train-H Investment Co.,
Ltd.

                 "Funded Advances" has the meaning set forth in Section 2.9(a) hereof.

                 "Gross Invoice Amount" means:

                             (i)  with respect to the KGC Sales Contract, the
sum, without duplication, of (a) all amounts payable to the Borrower pursuant thereto in respect of LNG purchased or required to be paid for if not taken thereunder (including without limitation amounts purchased pursuant to Section
4.11 of the KGC Sales Contract), (b) amounts payable to the Borrower pursuant to Section 6.3 of each KGC Supply Agreement (with respect to amounts payable to Pertamina), (c) all amounts payable to the Borrower on account of interest due by reason of late payment of invoices for LNG under the KGC Sales Contract and
(d) to the extent they may hereafter become applicable by virtue of an amendment to the KGC Sales Contract, amounts payable to the Borrower relating to transportation charges, including, without limitation, demurrage and non-utilization charges; and

                            (ii)  with respect to the CPC Sales Contract, the
sum, without duplication, of (a) all amounts payable to the Borrower pursuant thereto in respect of LNG purchased or required to be paid for if not taken thereunder, (b) amounts payable to the Borrower pursuant to Section 6.3 of each CPC Supply Agreement (with respect to amounts payable to Pertamina), (c) all amounts payable to the Borrower on account of interest due by reason of late payment of invoices for LNG under the CPC Sales Contract and (d) amounts payable to the Borrower relating to transportation charges, including, without limitation, demurrage and non-utilization charges;

provided that the Gross Invoice Amount (other than any such amounts payable solely with respect to the transportation of cargoes of LNG, including without limitation demurrage payments and non-utilization costs) shall not be reduced by any rebate, set-off, reduction or discount given or agreed to by one or more parties to any LNG Sales Contract from such amount payable as so defined, adjusted and calculated; and provided, further, that if the Borrower is authorized and requested by the Producers (which authorization and request may be given pursuant to Section 1.16(b) of the Producers Agreement) to execute and deliver an agreement providing for the amendment of this definition of Gross Invoice Amount, and if the Agent on behalf of the Lenders also executes and delivers such agreement this definition of Gross Invoice Amount shall be deemed amended for all purposes of this Agreement as set forth in such agreement.

                 "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                 "IKPT" means P.T. Inti Karya Persada Tehnik, an Indonesian corporation.

                 "Indebtedness" means, with respect to any Person, (i) all indebtedness or obligations of such Person for borrowed money, (ii) all indebtedness or obligations of such Person evidenced by bonds, debentures, notes, swap agreements or other similar instruments or agreements, and all securities issued by such Person providing for mandatory payments of money, whether or not contingent, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property, (vi) all non-contingent obligations of such Person to reimburse any Person in respect of amounts paid under a letter of credit or similar instrument to the extent that such reimbursement obligations remain outstanding five business days after they become non-contingent, (vii) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person or (viii) all Guarantees by such Person of or with respect to the Indebtedness of another Person.

                 "Inpex" means Indonesia Petroleum, Ltd.

                 "Insured Bontang Plant" means the Bontang Plant as defined herein but excluding: (i) property located outside the perimeter fence (other than the feed gas knock-out drums which are located in a separately fenced area to the west of the main plant and which are included in the meaning of Insured Bontang Plant); (ii) land acquisition, site preparation, grading and infilling;
(iii) roads, gates and fences; (iv) foundations other than parts exposed at or above grade level; (v) pilings; (vi) underground pipes, sewers and drains;
(vii) LNG and LPG (liquefied petroleum gas) loading docks other than the equipment and superstructures thereon; (viii) cooling water intakes other than the equipment thereon; (ix) cargo docks and navigational aids located offshore;
(x) moveables other than spare parts; (xi) fresh water systems, outfall canals and diversion dikes; and (xii) temporary electrical and communications equipment. Notwithstanding anything to the contrary herein, the term "Insured Bontang Plant" shall not include (I) the Additional Plant or the Storage Tank until the operational acceptance thereof pursuant to the EPC Contract, (II) the Debottlenecking Project until after the completion thereof in accordance with the Development Plan or (III) the Support Facilities.

                 "Interest Payment Date" means the last day of each Interest Period.

                 "Interest Period" means (except in the case of the initial Interest Period applicable to a Borrowing) a period of three months determined as follows:

                             (i)  The initial Interest Period for each
Borrowing will begin on the date of such Borrowing and will end on the March 19, June 19, September 19 or December 19 next occurring between three and 100 days thereafter; provided, however, that if the initial Borrowing Date occurs on or before March 19, 1997, then the Interest Period for such Borrowing will begin on the date of such Borrowing and will end on June 19, 1997, and each subsequent Interest Period for such Borrowing will begin on the Interest Payment Date ending the previous Interest Period and end on the June 19, September 19, December 19 or March 19 next occurring three months thereafter, subject to clause (ii) of this definition.

                            (ii)  If any Interest Period would otherwise end on
a day which is not a Business Day, such Interest Period shall end on the immediately succeeding Business Day.

                 "KGC Sales Contract" means the LNG Sales and Purchase Contract (Badak V), dated August 12, 1995, by and between Pertamina and Korea Gas Corporation, as modified or amended from time to time, until such time as no amounts that may then or thereafter be payable thereunder or with respect thereto would, if paid, constitute Source of Debt Service, at which time such LNG Sales and Purchase Contract (Badak V) shall cease, for purposes hereof and for purposes of the Producers Agreement, to be the KGC Sales Contract and an LNG Sales Contract.

                 "KGC SDS Period" has the meaning set forth in the definition of Source of Debt Service.

                 "KGC Supply Agreements" means, for as long as the KGC Sales Contract is an LNG Sales Contract:

                                  (i)      Package VI Supply Agreement for
Natural Gas in Support of 2000-2017 LNG Sales to Korea Gas Corporation under Badak V, dated May 1, 1996, by and between Pertamina, on the one hand, and the members of the VICO Group, on the other hand, as modified or amended from time to time;

                                  (ii)     Package VI Supply Agreement for
Natural Gas in Support of 2000-2017 LNG Sales to Korea Gas Corporation under Badak V, dated April 4, 1996, by and between Pertamina, on the one hand, and the members of the Total Group, on the other hand, as modified or amended from time to time;

                                  (iii)    Package VI Supply Agreement for
Natural Gas in Support of 2000-2017 LNG Sales to Korea Gas Corporation under Badak V, dated April 16, 1996, by and between Pertamina, on the one hand, and Unocal, on the other hand, as modified or amended from time to time; and

                                  (iv)     Package VI Supply Agreement for
Natural Gas in Support of 2000-2017 LNG Sales to Korea Gas Corporation under Badak V, dated April 16, 1996, by and between Pertamina, on the one hand, and Unocal and Inpex, on the other hand, as modified or amended from time to time.

                 "Lead Arranger" means Bank of Taiwan, New York Agency, and its successors and assigns hereunder.

                 "Legal Requirements" means all applicable (i) laws, rules, regulations, ordinances, orders, decrees, permits, licenses, authorizations, directions and require-ments of all governments and governmental departments, commissions, boards, authorities and agencies, (ii) court and governmental administrative agency judgments and injunctions, (iii) arbitral awards and (iv) requirements of courts and arbitral tribunals.

                 "Lender" means each of, and "Lenders" means all of, the banks and other institutions identified as such on the signature pages hereof, any transferee pursuant to and subject to the conditions set forth in Section 10.4 hereof and their respective permitted successors and assigns.

                 "Lending Office" means (i) initially for each Lender its office or branch located as of the date hereof at its address set forth on the signature pages hereof and (ii) subsequently for each Lender such other office or branch of such Lender as such Lender may designate by notice in writing to the Borrower and the Agent, on behalf of the Lenders, as the office or branch from or at which such Lender's Advances will thereafter be made or maintained and for the account of which all payments of principal of and interest on the relevant Notes and all other payments to such Lender under this Agreement will thereafter be made; provided that the designation of a new Lending Office shall be subject to the conditions stated in Section 10.4 hereof.

                 "Letter Agreement" has the meaning set forth in Section 2.7(a) hereof.

                 "LIBOR" has the meaning set forth in Section 2.4(a) hereof.

                 "LIBOR Business Day" means any day on which (i) dealings in Dollar deposits are carried on in the London interbank market and (ii) commercial banks are not authorized or required to close in either London or the City of New York.

                 "LNG" has the meaning set forth in Article 1 of the Processing Agreement.

                 "LNG Sales Contract" means each of, and "LNG Sales Contracts" means both of, the CPC Sales Contract and the KGC Sales Contract.

                 "Majority Lenders" means, at any time, Lenders holding in excess of 70% of the aggregate unpaid principal amount of the Advances, or if no such Advances are at the time outstanding, Lenders having in excess of 70% of the aggregate amount of the Commitments.

                 "Maturity Date" means the first March 19, June 19, September 19 or December 19 to occur at least two months following the first day of the Amortization Period and, thereafter, each March 19, June 19, September 19 and December 19 occurring three months following the last of the same to occur, each of which shall be an Interest Payment Date; provided, however, that if any such date is not a Business Day, such Maturity Date shall be the immediately succeeding Business Day.

                 "Note" means any one of the Notes provided for in Section 2.8 hereof.

                 "Notice of Borrowing" means a notice from the Borrower to the Agent substantially in the form of Exhibit A hereto, to be delivered in accordance with Section 2.2(d) hereof.

                 "Notice of Completion" means a notice from the Borrower to the Agent substantially in the form of Exhibit B-2 hereto, to be delivered in accordance with Section 6.1(e) hereof.

                 "Notice of Deferral" means a notice from the Borrower to the Agent substantially in the form of Exhibit B-1 hereto, to be delivered in accordance with Section 2.9(b) hereof.

                 "Notice Lenders" has the meaning set forth in Section 2.5 hereof.

                 "Other Facilities" means the Storage Tank, the Pipeline and the Debottlenecking Project.

                 "Pari Passu Swap Indebtedness" has the meaning set forth in
Section 6.4 hereof.

                 "Payments" has the meaning set forth in Section 3.3 hereof.

                 "Person" means and includes any individual, corporation, juridical entity, association, statutory body, partnership, joint venture, trust, estate, unincorporated organization or government, state or any political subdivision, instrumentality, agency or authority thereof.

                 "Pertamina" means Perusahaan Pertambangan Minyak Dan Gas Bumi Negara, a State Enterprise of the Republic of Indonesia, which is wholly owned by the Republic of Indonesia, and its successors and assigns permitted under the Producers Agreement.

                 "Pipeline" means one additional pipeline from the areas that supply gas to the Bontang Plant, as described in and consistent with the Development Plan.

                 "Plant Use Agreement" means the Second Amended and Restated Agreement for Use and Operation of Plant dated August 12, 1991, but effective as of

February 9, 1988, between Pertamina and P.T. Badak, as modified or amended from time to time.

                 "Prior Amortized Amount" has the meaning set forth in Section 2.9(a) hereof.

                 "Processing Agreement" means the Amended and Restated Bontang Processing Agreement, dated as of February 9, 1988, among the Producers (or their predecessors in interest) on the one hand and P.T. Badak on the other, as modified or amended from time to time.

                 "Producers" means Pertamina, Total Indonesie, Virginia Indonesia Company, Lasmo Sanga Sanga Limited, Union Texas East Kalimantan Limited, OPICOIL Houston, Inc., Virginia International Company, Universe Gas & Oil Company, Inc., Indonesia Petroleum, Ltd. and Unocal Indonesia Company and Persons succeeding to their interests in the manner permitted by Section 6.3 of the Producers Agreement.

                 "Producers Agreement" means the Bontang VI Producers Agreement of even date herewith among the Producers, the Arrangers, the Agent, the Co-Agents and the Lenders, as modified or amended from time to time.

                 "P.T. Badak" means P.T. Badak Natural Gas Liquefaction Company, a corporation organized under the laws of the Republic of Indonesia.

                 "Qualified Bank" has the meaning set forth in Section 6.6(b) hereof.

                 "Quarterly Debt Service" has the meaning set forth in Section
9.1 hereof.

                 "Quarterly Period" shall mean the period from and including the making of the initial Borrowing to and including the next to occur of March 19, June 19, September 19 and December 19, and thereafter each subsequent period of approximately three calendar months ending on the next to occur of March 19, June 19, September 19 or December 19, as the case may be; provided that if the last day of a Quarterly Period would be a day which is not a Business Day such Quarterly Period will end on the immediately succeeding Business Day and that each subsequent Quarterly Period will begin on the calendar day (whether or not a Business Day) immediately following the last day of the preceding Quarterly Period.

                 "Reference Banks" means the London Branches, if any, of each of Bank of Taiwan, Banque Indosuez, The Chase Manhattan Bank, The Fuji Bank, Limited, and The Long-Term Credit Bank of Japan, Limited.

                 "Reference Date" has the meaning set forth in Section 2.4(a) hereof.

                 "Regular Reserve Account" has the meaning set forth in Article 1 of the Trust Agreement.

                 "Reserve Account" has the meaning set forth in Article 1 of the Trust Agreement.

                 "Reserve Account Borrowed Amount" has the meaning set forth in
Section 2.2(b) hereof.

                 "Reserve Account Borrowing Date" means the Borrowing Date occurring in the month in which the Amortization Period begins.

                 "Reserves" has the meaning set forth in Section 2.5 hereof.

                 "Responsible Officer of the Borrower" means the chairman and vice chairman of the board of directors, the chairman of the executive committee of the board of directors, the president, any executive vice president, any senior vice president, any senior director or any vice president of Bank of America National Trust and Savings Association.

                 "Section 10.4(a) Affiliate" has the meaning set forth in
Section 10.4(a) hereof.

                 "Selected Qualified Bank" has the meaning set forth in Section 6.6(a) hereof.

                 "Source of Debt Service" means

                          (i) (a) in respect of each amount payable to the Borrower for quantities of LNG purchased on or after January 1, 2000 and on or before December 31, 2017, as determined in accordance with the KGC Sales Contract (the "KGC SDS Period"), or for quantities of LNG required to be paid for if not taken during the KGC SDS Period, in each case under the KGC Sales Contract, or payable with respect to the KGC SDS Period to the Borrower pursuant to the KGC Supply Agreements or otherwise pursuant to the KGC Sales Contract (without duplication), the portion, if any, of the amount so payable equal to the relevant Applicable Percentage (as defined below) of (I) the amount payable under each invoice rendered with respect to quantities of LNG purchased during the KGC SDS Period, or in the case of LNG required to be purchased during the KGC SDS Period, but not taken, under each invoice rendered with respect to the quantity not taken, and (II) all indemnities and additional amounts payable by the Buyer with respect to the KGC SDS Period under the KGC Sales Contract (excluding from Source of Debt Service, to the extent they may hereafter become applicable by virtue of an amendment to the KGC Sales Contract, amounts payable to the Borrower with respect to the transportation of such quantities of LNG, including, without limitation, demurrage and non-utilization charges), in each case without any reduction or set-off from any such amounts;

                                  (b)   in respect of each amount payable to
         the Borrower for quantities of LNG purchased on or after January 1, 2000 and on or before December 31, 2017, as determined in accordance with the CPC Sales Contract (the "CPC SDS Period"), or for quantities of LNG required to be paid for if not taken during the CPC SDS Period, in each case under the CPC Sales Contract, or payable with respect to the CPC SDS Period to the Borrower pursuant to the CPC Supply Agreements or otherwise pursuant to the CPC Sales Contract (without duplication), the portion, if any, of the amount so payable equal to the relevant Applicable Percentage of (I) the amount payable under each invoice rendered with respect to quantities of LNG purchased during the CPC SDS Period, or in the case of LNG required to be purchased during the CPC SDS Period, but not taken, under each invoice rendered with respect to the quantity not taken, and (II) all indemnities and additional amounts payable by the Buyer with respect to the CPC SDS Period under the CPC Sales Contract (excluding from Source of Debt Service amounts payable to the Borrower with respect to the transportation of such quantities of LNG, including, without limitation, demurrage payments and non-utilization charges), in each case without any reduction or set-off from any such amounts; and

                          (ii) in respect of any period, the aggregate amount of Source of Debt Service payable during such period.

For purposes of this definition of Source of Debt Service, "Applicable Percentage" means: (i) 70% with respect to each amount payable to the Borrower for quantities of LNG purchased on or after January 1, 2000 and on or before December 31, 2002, or for quantities of LNG required to be paid for if not taken during such period, or payable with respect to such period pursuant to the Supply Agreements or otherwise pursuant to the LNG Sales Contracts and (ii) 68% with respect to all other amounts.

For purposes of this definition of Source of Debt Service, quantities of LNG shall be deemed to have been purchased when title thereto passes to the relevant Buyer under the terms of the relevant LNG Sales Contract, except that any quantities of LNG included in (i) the Fixed Quantity Periods (as defined in the KGC Sales Contract) ending on December 31, 1999 or December 31, 2017 pursuant to Section 7.3(c) of the KGC Sales Contract or (ii) the Fixed Quantity Periods (as defined in the CPC Sales

Contract) ending on December 31, 1999 or December 31, 2017 pursuant to Section 7.3(c) of the CPC Sales Contract, that would otherwise be deemed to have been purchased on or after January 1, 2000 or on or after January 1, 2018, respectively, shall instead be deemed to have been purchased on December 31, 1999 or December 31, 2017, respectively.

Notwithstanding the foregoing, if the Borrower is authorized and requested by the Producers (which authorization and request may be given pursuant to Section 1.16(b) of the Producers Agreement) to execute and deliver an agreement providing for the amendment of this definition of Source of Debt Service, and if the Agent also executes and delivers such agreement, this definition of Source of Debt Service shall be deemed amended for all purposes of this Agreement as set forth in such agreement.


                 "Special Maturity Date" has the meaning set forth in Section 2.9(a) hereof.

                 "Storage Tank" means an LNG storage tank to be located at the Bontang Plant, as described in and consistent with the Development Plan.

                 "Subordinated Indebtedness" has the meaning set forth in
Section 6.4 hereof.

                 "Supply Agreement" means each of, and "Supply Agreements" means all of, the CPC Supply Agreements and the KGC Supply Agreements.

                 "Support Facilities" means the community and support facilities to be located adjacent to the Bontang Plant, in each case as described in and consistent with the Development Plan.

                 "Taxes" means any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatsoever nature, that may now or hereafter be imposed or asserted by any jurisdiction or any department, agency or other political subdivision thereof or any taxing authority therein and all interest, penalties or similar liabilities with respect thereto.

                 "Total Group" has the meaning specified in Article I of the Trust Agreement.

                 "Train H" means, collectively, (i) the Additional Plant, (ii) the Support Facilities and (iii) the Other Facilities.

                 "Transfer Certificate" has the meaning set forth in Section 10.4(b) hereof.

                 "Transferee" and "Transferees" have the meanings set forth in
Section 10.4(b) hereof.

                 "Transportation Agreement" means the time charter with respect to the transportation of LNG to be sold pursuant to the CPC Sales Contract, as amended or modified from time to time.

                 "Trust Agreement" means the Bontang VI Trustee and Paying Agent Agreement among Bank of America National Trust and Savings Association, as Trustee, and the Producers, dated as of the date hereof, as modified or amended from time to time.

                 "Unocal" means Unocal Indonesia Company.

                 "VICO Group" has the meaning specified in Article I of the Trust Agreement.


SECTION 2.  THE ADVANCES

                 2.1 The Commitments. Upon the terms and subject to the conditions set forth in this Agreement, during the Availability Period each Lender severally, and not jointly or jointly and severally, agrees to make Advances to the Borrower in Dollars through its Lending Office. The Advances shall be made by each Lender on the Borrowing Dates and in the amounts provided for in Section 2.2 hereof, but in no event in an amount that exceeds the aggregate amount of its Commitment; provided that such Commitment has not theretofore been terminated or canceled pursuant to Section 3.4(a) hereof or
Section 3.8 hereof or otherwise.

                 2.2      Purpose and Manner of Borrowing.

                          (a)     Subject to the limitations provided in
Section 2.1 hereof, the Borrower shall have the right to elect to borrow from the Lenders on each Borrowing Date amounts (rounded upward or downward, so that when added to amounts to be borrowed in accordance with Section 2.2(b), the total amount to be borrowed on such Borrowing Date will be an amount that complies with Section 2.2(d)(ii)), to be used to pay for costs incurred, or to be incurred, in connection with or otherwise relating to the design, engineering, procurement and construction of or otherwise relating to the Additional Plant, the Other Facilities and, to the extent provided for in the Drawdown Schedule as the same may be revised from time to time, the Support Facilities.

                          (b)     Subject to the limitations provided in
Section 2.1 hereof, the Borrower shall have the right to elect to borrow from the Lenders, in addition to the amounts permitted by Section 2.2(a) hereof, the following amounts ("Borrowed Amounts"):

                                     (i)   on each Borrowing Date occurring
         during the Availability Period and prior to the first day of the Amortization Period, an amount to be used to pay, and equal in amount to the sum of the amount of interest, fees, expenses, taxes and other amounts payable by the Borrower pursuant to Sections 2.3, 2.6, 2.7, 3.3, 3.4(b), 6.6 and 10.6 hereof which are due on such Borrowing Date, which amounts shall be used only to pay the amounts referred to therein, and

                                     (ii)  on the Reserve Account Borrowing
         Date, an amount (the "Reserve Account Borrowed Amount") to be paid to the Reserve Account, which amount shall not exceed the lesser of (A) the Anticipated Loan Amounts (as defined in the Trust Agreement) as of such Borrowing Date as reasonably estimated and reflected in the relevant Notice of Borrowing, and determined without giving effect to any amount then held in the Reserve Account, and (B) the amount of Commitments undrawn immediately before such Borrowing Date, less the sum of any Borrowed Amounts borrowed on such Borrowing Date pursuant to Section 2.2(b)(i) and 100 percent of the costs estimated to be required for (x) the completion and final acceptance of the Additional Plant and the Other Facilities (other than the Debottlenecking Project) pursuant to the Development Plan and the EPC Contract and (y) the completion of the Debottlenecking Project pursuant to the Development Plan, as set forth in the report referred to in Section 5.3(c) hereof.

The amount of any Borrowings made pursuant to this Section 2.2(b) shall be added to the outstanding principal amount of the Advances and shall bear interest as specified in Sections 2.3, 2.4, 2.5 and 2.6 hereof.

                          (c)     The Borrower has delivered to the Agent a
drawdown schedule (as revised from time to time as provided herein, the "Drawdown Schedule"), a copy of which is attached hereto as Schedule 2, that sets forth the currently expected schedule of Borrowings, including Borrowing Dates and amounts of Borrowings (separately identifying Borrowings under Sections 2.2(a), 2.2(b)(i) and 2.2(b)(ii) hereof and, with respect to Borrowings under Section 2.2(a), separately identifying Borrowings relating to the different costs related to Train H as provided therein), anticipated to be requested during the Availability Period. The Borrower shall update the Drawdown Schedule from time to time, but in any event not less frequently than approximately every six months following the initial Borrowing Date and shall immediately provide such updated Drawdown Schedule to the Agent. If at any time it is anticipated that a Borrowing to be made on a Borrowing Date will be in an amount greater than 110% of the amount indicated for such Borrowing on the then current Drawdown Schedule or pursuant to any previous notice given pursuant to this sentence, the Borrower shall use all reasonable efforts (but shall not be liable for failure) to deliver notice thereof, which shall include the then anticipated amount of such Borrowing, to the Agent as soon as practicable in order to facilitate the Lenders' funding arrangements with respect to such Borrowing.

                          (d)     (i)      With respect to each Borrowing, the
         Borrower shall give to the Agent not later than noon, New York time, on or prior to the eighth Business Day preceding such Borrowing Date, a Notice of Borrowing, in writing, which shall specify the amount of such Borrowing and the account or accounts to which such Borrowing shall be made available, each of which shall be the proper account for the deposit of each portion of such Borrowing as provided in the Trust Agreement. In addition, the Borrower shall give a copy of the Notice of Borrowing to the Finance Company, on which the Finance Company may rely as if addressed to it as a Lender hereunder; provided that for such purpose the amount of the Advance to be made by it shall equal the percentage of the amount of such Borrowing equal to the outstanding Commitment of the Finance Company divided by the outstanding Commitments of all Lenders; and provided, further, that the copy of the notice to the Finance Company shall be deemed timely if received by the Finance Company not later than noon, Tokyo time, on the date seven Business Days preceding such Borrowing Date.

                                  (ii)     The amount to be drawn down on any
         Borrowing Date shall be $5,000,000.00 or any larger integral multiple of $1,000,000.00, except in the case of the final Borrowing Date, in which case the amount to be drawn down shall be any amount of the undrawn Commitments specified by the Borrower; provided that the aggregate amount to be drawn down on any Borrowing Date shall in no event exceed the aggregate amount of then outstanding Commitments. The total amount to be drawn down on any Borrowing Date shall be apportioned by the Agent on a pro rata basis among the outstanding Commitments of the Lenders.

                                  (iii)    A Notice of Borrowing, once it has
         been received by the Agent or a copy of it has been received by the Finance Company, shall not be revocable by the Borrower.

                                  (e)      Upon receipt of a Notice of
         Borrowing, the Agent shall forthwith notify each Lender (including the Finance Company) of the Borrowing Date identified therein. Before 11:00 a.m., New York time, on such Borrowing Date each Lender will make available in Dollars the amount of such Lender's Advance to be made on such Borrowing Date in same day settlement funds by credit of Federal or other immediately available funds satisfactory to the Agent to the account of the Agent (account no. 323-5-09967) at The Chase Manhattan Bank, Administrative Agent, Loan & Agency Services, located at 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, U.S.A. for the account of the Borrower or at such other office or bank in New York, New York or elsewhere as the Agent may from time to time designate by telex (to be confirmed by letter) to the Lenders (other than the Finance Company) and by facsimile (to be confirmed by letter) to the Finance Company. Upon and subject to the terms and conditions of this Agreement, before 1:00 p.m., New York time, on such Borrowing Date the Agent shall make available to the Borrower to the account or accounts in New York City as shall have been specified by the Borrower in such Notice of Borrowing on such Borrowing Date the funds made available to the Agent pursuant to the next preceding sentence in the same funds as received by the Agent.

                                  (f)      The failure of a Lender to make an
         Advance to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Advance hereunder on such date, and no Lender shall be responsible for the failure of any other Lender to make an Advance to be made by such other Lender on the date specified therefor. Unless the Agent shall have been notified by a Lender one Business Day prior to a Borrowing Date (which notice shall be effective only upon receipt) that such Lender does not intend to make available to it such Lender's Advance to be made on such date, the Agent may (but shall have no obligation to) assume that such Lender has made such Lender's Advance available to it on such date, and the Agent may, in reliance upon such assumption, make available (but shall have no obligation to make available) to the Borrower a corresponding amount. If the Lender's Advance is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such amount either on demand from such Lender or on demand and in accordance with the provisions of
         Section 3.10 hereof from the Borrower together with interest thereon at a rate per annum representing the interest cost to the Agent (as determined by the Agent using reasonable efforts to minimize such cost) of funding the amount in question until reimbursement thereof to the Agent; provided that to the extent such amount is recovered from the Borrower, interest paid thereon by the Borrower shall not exceed the rate or rates per annum then applicable to the Advances.

                 2.3 Interest. The Borrower shall pay interest on the unpaid principal amount of all Advances outstanding from time to time at the applicable interest rates determined in accordance with Section 2.4 or 2.5 hereof, as the case may be, with respect to each Interest Period. Such interest payable with respect to each Interest Period shall be paid on the Interest Payment Date at the end of such Interest Period.

Interest on the Advances shall be calculated from and including the relevant Borrowing Date up to but not including the date of actual receipt of repayment and shall be computed on the basis of a year of 360 days, and shall be payable for the actual number of days elapsed.

                 2.4      Determination of Interest Rates.

                          (a)     On the LIBOR Business Day (the "Reference
Date") that is two LIBOR Business Days prior to the commencement of each Interest Period, the Agent shall fix the interest rate for the Advances and any Deferred Portion to be outstanding with respect to and during such Interest Period, in each case at the rate per annum equal to the sum of the Applicable Margin plus the London Interbank Offered Rate (the London Interbank Offered Rate is referred to as "LIBOR"). LIBOR for each such Interest Period shall be the rate for deposits in Dollars which appears on page 3750 of the Telerate screen (or such other page as may replace that page on the Telerate screen for the purpose of displaying London interbank Dollar deposit rates of leading reference banks and as may be selected by the Agent) as of approximately 11:00 a.m., London time, on the Reference Date for a period equal to such Interest Period, as determined by the Agent. If such an offered rate is not available on the relevant page of the Telerate screen or if the Telerate screen is unavailable, or if an offered rate is not quoted on the Telerate screen for Dollars or for the period required at or about 11:00 a.m., London time, on the Reference Date, LIBOR for each such Interest Period shall be the arithmetic mean (rounded upward, if necessary, to the nearest 1/16 of 1%) of the rates which are quoted at or about 11:00 a.m., London time, on the Reference Date for a period equal to such Interest Period, on such Business Day on the "LIBO" page of the Reuters Monitor Money Rates Service (or such other page of the Reuters Monitor Money Rates Service as may replace such LIBO page for the purpose of displaying London interbank Dollar offered rates of leading reference banks and as may be selected by the Agent). So long as at least two quotations are available on the "LIBO" page for a period equal to such Interest Period, LIBOR for such Interest Period shall be determined in accordance with the preceding sentence on the basis of the offered quotations as quoted. The determinations of the Agent shall be conclusive in the absence of manifest error.

                          (b)     If pursuant to Section 2.4(a) hereof the use
of the "LIBO" page is required, and the "LIBO" page does not at the appointed time with respect to any Interest Period display at least two offered quotations, LIBOR for such Interest Period shall be the average (rounded upward, if necessary, to the nearest 1/16 of 1%) of the respective rates per annum at which deposits in Dollars are offered to each of the Reference Banks in the London interbank market as of approximately 11:00 a.m., London time, on the Reference Date for a period comparable to the Interest Period and in an amount of $50,000,000.00. The determination of the Agent shall be conclusive in the absence of manifest error and shall be made on the above basis as soon as practicable thereafter, New York time. If for any reason no quotation is furnished by one or more of the Reference Banks to the Agent, the Agent shall determine such interest rate on the basis of the quotations furnished by the remaining Reference Banks.

                 2.5      Alternative Interest Rates; Voluntary Prepayment.
If, on any date on which an interest rate is to be fixed pursuant to Section
2.4 hereof, (i) none of the Reference Banks is able to furnish a quotation to the Agent for purposes of determining an interest rate pursuant to Section 2.4(b) hereof or (ii) for purposes of determining an interest rate pursuant to
Section 2.4(b) hereof the Agent is notified by all of the Reference Banks that deposits in Dollars in an amount of $50,000,000.00 are not being offered to the Reference Banks in the London interbank market or (iii) the Agent is notified by Notice Lenders (as defined in the last sentence of this Section 2.5) that the rate or rates for Dollar deposits displayed on the Telerate screen or the "LIBO" page (as applicable pursuant to Section 2.4(a) hereof) or, in the event that LIBOR for such Interest Period is being determined pursuant to Section 2.4(b) hereof, the rates at which Dollar deposits are being offered to the Reference Banks in the London interbank market plus all costs associated with reserves, special deposits, deposit insurance or similar requirements to be maintained or paid in accordance with the regulations or other requirements of the Federal Reserve System, the Federal Deposit Insurance Corporation or any other department, agency or instrumentality of the United States of America or any state thereof (collectively, "Reserves") in effect on the date of this Agreement do not adequately reflect the cost to the relevant Lenders of making or maintaining for the next succeeding Interest Period their respective Advances or any Deferred Portion thereof, then the Agent shall promptly give notice of such fact to the Borrower and the relevant Lenders. During the 30 days next succeeding the giving of such notice, the Borrower and the relevant Lenders shall negotiate in good faith in order to arrive at a mutually satisfactory interest rate which shall be applicable to such Advances and Deferred Portions to be outstanding during such Interest Period instead of LIBOR. If within such 30-day period the Borrower and the relevant Lenders agree in writing upon an alternative interest rate, such rate shall be substituted for LIBOR and shall be effective with respect to the relevant amounts from the commencement of such Interest Period. The Borrower shall pay to the relevant Lenders interest on such Advances and Deferred Portions calculated based upon such alternative interest rate plus the Applicable Margin during such Interest Period. If the Borrower and the relevant Lenders fail to agree upon such an alternative interest rate within such 30-day period, the interest rate during such Interest Period, applicable to each relevant Lender's Advance and each relevant Lender's Deferred Portion and effective from the commencement of such Interest Period shall be such rate as such Lender shall determine (in a certificate delivered by such Lender to the Agent setting forth the basis of the computation of such rate, which certificate shall in the absence of manifest error be conclusive and binding on the Borrower) to be necessary to compensate each such Lender for its actual out-of-pocket cost, and costs associated with such Reserves (determined in good faith using reasonable efforts to minimize the interest cost to the

Borrower, rounded upward, if necessary, to the nearest 1/16 of 1% and disregarding for such purposes all costs of Reserves in effect on the date of this Agreement), as of the commencement of such Interest Period, of funds for such Interest Period in an amount equal to the aggregate principal amount of each relevant Lender's Advances and each relevant Lender's Deferred Portion to which such Interest Period relates plus the Applicable Margin. The Agent shall notify the Borrower of such determination as promptly as practicable. After the Agent shall have notified the Borrower of such determination and during the period such interest rate continues to be applicable, the Borrower may elect to prepay any one or more of the relevant Notes or the Deferred Portion of the relevant Notes without premium or penalty (except as provided in Section 2.6(b) hereof) in accordance with the provisions of Section 3.6 hereof. For purposes of this Section 2.5, "Notice Lenders" means at any time Lenders holding in excess of 15% of the aggregate unpaid principal amount of the Advances, or if no such Advances are at the time outstanding, Lenders having in excess of 15% of the aggregate amount of the Commitments.

                 2.6      Interest Rate on Overdue Amounts; Other Indemnities.

                          (a)     The Borrower shall pay interest on overdue
principal of any Note and, so far as may be lawful, on any other overdue amount owing pursuant to this Agreement, the Notes and the Letter Agreement, from and including the date the payment thereof was due to, but not including, the day of actual payment, at a rate per annum which shall be (i) with respect to the period ending on the fourth anniversary of the initial Borrowing Date hereunder, 2.10%, and (ii) thereafter, 1.825%, in each case over (A) the rate which appears on page 3750 (or any successor page) of the Telerate Screen at or about 11:00 a.m., London time, on the day such rate of interest is determined, for deposits in Dollars with maturities of at least six days and not exceeding six months, as the Agent may elect, as determined by the Agent upon consulting the relevant page of the Telerate Screen, (B) if such rate is not available on the relevant page of the Telerate Screen or if the Telerate Screen is unavailable, the arithmetic mean (rounded upward, if necessary, to the nearest 1/16 of 1%) of the offered quotations in effect at or about 11:00 a.m., London time, on the day such rate of interest is determined for deposits in Dollars with maturities of at least six days and not exceeding six months, as the Agent may elect, as displayed on the "LIBO" page (or any successor page as determined by the Agent) of the Reuters Monitor Money Rates Service as determined by the Agent upon consulting such "LIBO" page (or successor page) or (C) if the LIBO page (or successor page) should be used pursuant to clause (B) but does not at the time of determination display at least two offered quotations, the average (rounded upward, if necessary, to the nearest 1/16 of 1%) of the respective rates at which deposits in Dollars with maturities of at least six days and not exceeding six months, as the Agent may elect, are offered to each of the Reference Banks in the London interbank market as of approximately 11:00 a.m., London time, on the day such rate of interest is determined in an amount approximately equal to the aggregate amount of such overdue payment due to the relevant Lenders. If for any of the reasons specified in clauses (i), (ii) or (iii) of Section 2.5 hereof an alternative interest rate would be determined pursuant thereto, then such alternative interest rate shall be determined and the Borrower shall pay to the relevant Lenders interest on such overdue principal or other amounts at a rate per annum that shall be (i) with respect to the period ending on the fourth anniversary of the initial Borrowing Date hereunder, 2.10%, and (ii) thereafter, 1.825%, in each case over such alternative interest rate without the addition of the Applicable Margin.

                          (b)     To the extent permitted by applicable law,
without prejudice to the other rights of the Lenders under Sections 2.6(a) and 10.6(b) hereof, the Borrower shall indemnify, without duplication, each such Lender against, hold each such Lender harmless from and promptly pay to the Agent on behalf of each Lender all out-of- pocket costs, losses (excluding loss of profit) or expenses which each such Lender may sustain or incur as a consequence of (i) any portion of a Borrowing not being made, after notice thereof has been given by the Borrower to the Agent (or a copy thereof has been given by the Agent to the Finance Company), other than due to a breach by one or more Lenders of its or their obligations hereunder, (ii) any prepayment of any Advance (including any Deferred Portion thereof) or (iii) the failure by the Borrower to pay when due the principal of or interest on any Note or any other amount payable under this Agreement or the Letter Agreement, including but not limited to breakage and other funding costs and any amounts payable by such Lender in order to maintain its Advances, including any Deferred Portion thereof, until the end of the relevant Interest Period in the event of prepayment or until payment of all amounts then due by acceleration or otherwise in the event of a failure to pay, but excluding any such costs, losses or expenses resulting from prepayment on an Interest Payment Date of amounts for which an Interest Period ends on such Interest Payment Date as permitted in accordance with Section 3.7 hereof. In each case involving a prepayment (other than a prepayment under Section 3.7 hereof for which no costs, losses or expenses are payable), each Lender shall act in good faith and use reasonable efforts to minimize the costs, losses and expenses payable by the Borrower hereunder.

                          (c)     A certificate of any Lender setting forth in
reasonable detail the basis for the determination of the amounts necessary to indemnify such Lender pursuant to Section 2.6(b) shall be conclusive as to the determination of such amounts in the absence of manifest error.

                 2.7      Fees.

                          (a)     The Borrower hereby agrees to pay a
non-refundable management fee and a non-refundable agency fee in the amount specified in and otherwise in accordance with the management fee letter agreement, of even date herewith, between the Borrower and the Lead Arranger and the agency fee letter agreement, of even date herewith, between the Borrower and the Agent and of even date herewith (the management fee letter agreement and the agency fee letter agreement are collectively referred to herein as the "Letter Agreement").

                          (b)     The Borrower agrees to pay to the Agent, for
the account of each Lender, a commitment fee at the rate of 0.175% per annum on the daily undrawn amount of such Lender's Commitment during the period from and including the Effective Date to and including the last day of the Availability Period. Such fee will be calculated on an estimated basis on the first day of each Interest Period in accordance with the undrawn amount of such Lender's Commitment on that day and amounts in respect thereof shall be accumulated for payment and paid in accordance with Sections 3.2 and 3.3 of the Trust Agreement, subject to adjustment when any Advance is made hereunder. Such commitment fee shall be calculated on the basis of the actual number of days elapsed and a 360-day year and shall be paid in arrears, in accordance with
Section 3.2 hereof, initially on the first Interest Payment Date, thereafter on each Interest Payment Date that occurs during the Availability Period and finally on the Interest Payment Date on or immediately following the last day of the Availability Period.

                 2.8 The Notes. Each Lender's Advances shall be evidenced by a single promissory note of the Borrower (each a "Note"), substantially in the form of Exhibit C-1 hereto, each payable to the order of such Lender for the account of its Lending Office in an amount equal to such Lender's Commitment or, if less, the aggregate unpaid principal amount of such Lender's Advances. Each Note shall be dated the date of its delivery pursuant to
Section 5.1 hereof, shall have the blanks therein appropriately completed, and shall bear interest as specified in Sections 2.3, 2.4, 2.5 and 2.6 hereof.
Each Lender shall, and is hereby irrevocably authorized by the Borrower to, endorse on the schedule attached to its Note or on a continuation of such schedule attached to and made a part of such Note an appropriate notation evidencing the date and amount of each Advance made by such Lender and the date and amount of each payment, prepayment or deferral of principal made by the Borrower with respect thereto. The failure so to record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Borrower hereunder or under any of the Notes to repay the principal amount of all Advances thereunder together with all interest accruing thereon.

                 2.9      Repayment on Maturity Dates; Deferral.

                          (a)     Subject to Section 2.9(b) hereof, the
Borrower shall pay (i) on any Maturity Date (including any Special Maturity
Date), the Current Payment with respect to such Maturity Date, plus (ii) on any Special Maturity Date, an amount of principal equal to the difference between
(x) the Current Amortized Amount and (y) the Prior Amortized Amount; provided that on the Final Maturity Date the Borrower shall repay in full the amount of the aggregate Advances then outstanding. As used herein, the following terms have the respective meanings assigned thereto below:

                 "Applicable Amortization Percentage" means (i) with respect to each of the 1st through 4th Maturity Dates, 1.5%, (ii) with respect to each of the 5th through 12th Maturity Dates, 2.0%, (iii) with respect to each of the 13th through 24th Maturity Dates, 2.5% and (iv) with respect to each of the 25th to 40th Maturity Dates, 3.0%.

                 "Current Amortized Amount" means, with respect to any Special Maturity Date, the sum of (i) the product of (x) the number of Maturity Dates (if any) occurring prior to such Special Maturity Date with respect to which 1.5% is the Applicable Amortization Percentage, multiplied by (y) 1.5% of the Funded Advances as of the Special Maturity Date, plus (ii) the product of (x) the number of Maturity Dates (if any) occurring prior to such Special Maturity Date with respect to which 2.0% is the Applicable Amortization Percentage, multiplied by (y) 2.0% of the Funded Advances as of the Special Maturity Date.

                 "Current Payment" means, with respect to any Maturity Date, an amount of principal equal to the Applicable Amortization Percentage with respect to such Maturity Date of the Funded Advances as of such Maturity Date.

                 "Funded Advances" means, with respect to any Maturity Date (including any Special Maturity Date), the aggregate principal amount of Advances that have been made by the Lenders to the Borrower prior to such Maturity Date, whether or not outstanding as of such Maturity Date.

                 "Prior Amortized Amount" means, with respect to any Special Maturity Date, the sum of all amounts previously calculated to or repayable pursuant to this Section 2.9(a) (whether or not actually repaid).

                 "Special Maturity Date" means each of the Maturity Dates occurring on or prior to the end of the Availability Period and the Maturity Date first occurring after the end of the Availability Period.

                          (b)     If after application of amounts to the
payment of interest and other amounts payable with respect to the Advances on any Maturity Date other than the Final Maturity Date, the aggregate of the amounts held in the Debt Service Account and the Reserve Account will be insufficient on such Maturity Date to pay all or a portion of the principal payable on such Maturity Date, then the Borrower may elect (by giving not later than noon, New York time, on or prior to the eighth Business Day preceding such Maturity Date an irrevocable Notice of Deferral to the Agent, which shall promptly notify the Lenders thereof) to defer to the next succeeding Maturity Date payment of the amount of principal for which such funds will be insufficient (pro rata for the account of each Lender to the unpaid principal amount of the Notes) (such amount referred to as the "Deferred Portion"), subject to the following being true on the Maturity Date on which such insufficiency exists:

                                     (i)   The Borrower shall not have
         previously deferred payments of any principal in accordance with this
         Section 2.9(b) either (x) on the four consecutive Maturity Dates immediately preceding such Maturity Date or (y) on a total of 15 previous Maturity Dates, whether or not consecutive;

                                     (ii)  Each LNG Sales Contract shall be in
         full force and effect;

                                    (iii)  No material breach or default under
         either LNG Sales Contract shall exist and no notice of incipient material breach or default shall have been given by any party thereto;

                                     (iv)  No authorization or approval
         required for the continued validity and enforceability of either LNG Sales Contract shall have been revoked or suspended; and

                                     (v)   No Event of Default shall have
         occurred and be continuing or would occur with the giving of notice or the lapse of time or both.

                 2.10 Notices. The Agent shall promptly give the Borrower and each of the Lenders (i) notice of each interest rate (or interest rates) determined pursuant to Section 2.4, 2.5 or 2.6 hereof, the date of each of the next Interest Payment Dates with respect to which the interest payable is then calculable, the date of the next Maturity Date and the amount of principal or interest, the amount of commitment fees estimated in accordance with Section 2.7(b) hereof to be paid to the Lenders on each of such dates and the amount of the agency fee and the management fee provided for in the Letter Agreement,
(ii) as otherwise provided in this Agreement, notice of other relevant amounts due and payable hereunder, (iii) upon the occurrence of the Effective Date, notice to the effect that the Effective Date has occurred, and (iv) the notices to the Borrower by the Agent that Section 3.2(b) of the Trust Agreement requires this Agreement to provide for. The Agent shall provide the foregoing information to the Borrower at the time and in the manner specified in Section 3.2(b) of the Trust Agreement; provided that no failure or delay in the giving of such notice shall discharge or excuse the Borrower from or permit the Borrower to delay making any payment hereunder.

SECTION 3.       PAYMENTS

                 3.1      Allocation of Amounts; Substitute Payment.

                          (a)     Unless otherwise provided in this Agreement,
all payments by the Borrower to the Agent for the account of the Lenders or to the Finance Company shall be allocated as provided for in Section 3.3 of the Trust Agreement. All payments by the Borrower of commitment fees shall be made to the Agent for the account of the Lenders, pro rata to their respective Commitments. All payments referred to in this Section 3.1 which are received by the Agent in the manner provided in Section 3.2 hereof shall be deemed to have been made to the Lenders (other than the Finance Company), and the receipt by the Agent of such payments shall discharge the Borrower from any further liability to make such payments to the Lenders (other than the Finance Company).

                          (b)     Notwithstanding anything to the contrary
contained in this Agreement or in any Note, but subject always to the provisions of Section 9 hereof, if the Agent shall have notified the Borrower that it shall have become unlawful or, in the opinion of the Agent, impracticable for any payment payable to it to be made as aforesaid, the Borrower shall pay to each Lender for its own account in such funds as are required by Section 3.2 hereof or in such other manner as may be agreed between the Borrower and the relevant Lender and to such account as may be specified by the relevant Lender to the Borrower, the amount of the relevant Lender's portion of the payment in question. Each such Lender shall keep the Agent fully informed as to all amounts received by it and as to all agreements made between it and the Borrower as referred to above.

                 3.2      Funds of Payment.

                          (a)     Each payment made by the Borrower (other than
as provided in Section 3.2(b) hereof with respect to the Finance Company) under this Agreement, the Notes or the Letter Agreement shall be made in Dollars and in same day settlement funds by credit of Federal or other immediately available funds satisfactory to the Agent (or such funds as may from time to time be customary for the settlement in New York City of international banking transactions in Dollars) not later than 11:00 a.m., New York time, on the Business Day on which such payment is due by credit to the account of the Agent (Account No. 323-5-09967) at The Chase Manhattan Bank, Administrative Agent, Loan & Agency Services, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, U.S.A. or to such other account of the Agent as the Agent may at any time or from time to time designate by written notice to the Borrower; provided that, if and to the extent the Borrower shall have delivered a Notice of Borrowing as provided herein that requests a Borrowing to pay for interest or fees pursuant to Section 2.3, 2.6 or 2.7 hereof and if the Borrowing Date applicable to such Borrowing is also the date such payment is to be made to the Agent, then such portion of such payment as shall be payable by the Borrower from the proceeds of such Borrowing shall be made as soon as reasonably practical after the Borrower receives the proceeds of such Borrowing, but in any case not later than 1:00 p.m., New York time, on such Business Day. The Agent will promptly cause each such payment received by it to be distributed to each Lender (other than the Finance Company) (in each case for the account of such Lender's Lending Office) in like funds with respect to each payment received by such Agent for the account of such Lenders or the holders of the Notes.

                          (b)     Each payment made by the Borrower with
respect to the Finance Company under this Agreement, the Note held by the Finance Company or the Letter Agreement shall be made in Dollars and in same day settlement funds by credit of Federal or other immediately available funds satisfactory to the Finance Company (or such funds as may from time to time be customary for the settlement in New York City of international banking transactions in Dollars) not later than 10:00 a.m., Tokyo time, on the Business Day on which such payment is due. To effectuate the foregoing sentence and to ensure that the Finance Company and the other Lenders receive such payments on the same calendar date in their respective time zones, the Borrower shall issue, not later than one Business Day prior to the Business Day on which any such payment is due, an irrevocable payment order in favor of the Finance Company for value on the Business Day on which such payment is due in the full amount of such payment, such irrevocable payment order to be addressed to the Finance Company's bank in Tokyo, Japan (Account No. 02USD07189980-01) at The Long-Term Credit Bank of Japan, Limited, Tokyo Headquarters, 1-8, Uchisaiwaicho 2-chome, Chiyoda-ku, Tokyo 100 Japan, or to such other bank or account of the Finance Company in Tokyo, Japan as the Finance Company may at any time or from time to time designate by written notice to the Borrower. The receipt by the Finance Company of such payment in accordance with such irrevocable payment order shall fully discharge the Borrower's obligations with respect to the amount paid. If and to the extent the Borrower shall have delivered a Notice of Borrowing as provided herein that requests a Borrowing to pay for interest or fees pursuant to Section 2.3, 2.6 or 2.7 hereof, and if the Borrowing Date applicable to such Borrowing is also the date such payment is to be made to the Finance Company, then the payment order referred to in the second preceding sentence shall expressly provide that payment pursuant thereto shall be subject to the receipt by the Borrower by 1:00 p.m., New York City time, on the relevant Borrowing Date of immediately available funds in the amount requested in such Notice of Borrowing.

                          (c)     Whenever any payment hereunder or under any
Note falls due on a day which is not a Business Day, the due date for such payment shall be advanced to the next succeeding Business Day, unless the next succeeding Business

Day falls in another calendar month, in which case such payment shall be the immediately preceding Business Day.

                 3.3      Set-Off, Counterclaim and Taxes.  The Borrower will
(i) pay all amounts of principal of and interest on the Notes and all other amounts payable under this Agreement, the Notes and the Letter Agreement ("Payments") without set-off or counterclaim, and, to the extent permitted by law, free and clear of, and without deduction or withholding for or on account of, any Taxes, and (ii) pay to, indemnify for and hold each of the Lenders harmless from and against any Taxes which are stamp or like taxes imposed directly or indirectly with respect to the preparation, execution, delivery, registration, filing or recording of this Agreement, the Notes, the Producers Agreement, the Trust Agreement, the Letter Agreement or any document connected herewith or therewith and any Taxes which are imposed directly or indirectly on any Lender or the Agent, with respect to this Agreement, the Notes, the Producers Agreement, the Trust Agreement, the Letter Agreement, any document connected herewith or therewith or the transactions contemplated by any of the foregoing documents or any Payments. Notwithstanding the foregoing, the provisions of the first sentence of this Section 3.3 shall not require the Borrower to indemnify for any Excluded Taxes. If any Taxes (other than Excluded Taxes) are required by law to be deducted or withheld from any Payment, the Borrower will increase the amount of such Payment to the Agent, the Finance Company or the Lenders through the Agent, as the case may be, to the extent necessary in order that the net amount received by the Agent, the Finance Company or the Lenders through the Agent, as the case may be, after deduction of all Taxes required to be deducted or withheld with respect to such Payment as so increased and any other Taxes payable by the Lenders with respect to the amount of such increase, will equal the full amount of the Payment due and payable to the relevant Lender or Lenders. The Borrower will furnish to each Lender, in such number of copies as such Lender shall request, certified copies of tax receipts or other appropriate evidence of payment, satisfactory to such Lender, evidencing the payment of all Taxes levied or imposed upon any Payment within 45 days after the date any such payment is due pursuant to applicable law. If any Taxes (other than Excluded Taxes) are imposed on or with respect to any Payment or are required to be paid by the Agent or any Lender on or with respect to any Payment or in connection with this Agreement or the Notes, the Borrower will pay or otherwise indemnify and hold the Agent and each Lender harmless from any such Taxes or will reimburse to the Agent and each Lender on demand, subject to the provisions of Section 3.10 hereof, such amounts as may be necessary in order that the net amount received by the Agent and each Lender pursuant to such indemnity or reimbursement, after deduction of all Taxes required to be deducted, withheld or otherwise paid by the Agent and the Lenders with respect to such amount, shall equal the amount of such Taxes so imposed or otherwise subject to indemnity and reimbursement.

                 If a Lender shall receive a refund of any Taxes paid by the Borrower pursuant to this Section 3.3 by reason of the fact that such Taxes were not correctly or legally asserted, the Lender shall within 45 days after receipt of such refund pay to the Borrower the amount of such refund, as determined solely by the Lender; provided, however, that in no event shall the amount paid by the Lender to the Borrower pursuant to this sentence exceed the amount of Taxes originally paid by the Borrower; and provided, further, that no Lender shall have any obligation under this Agreement to claim or otherwise seek to obtain any such refund.

                 3.4 Change of Law; Certain Mandatory and Voluntary Prepayments; Additional Amounts.

                          (a)     Notwithstanding any other provision in this
Agreement to the contrary, if any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any new request, interpretation or directive of any relevant central bank or other governmental authority, shall make it unlawful for any Lender (or its Lending Office) to (i) maintain its Commitment, then such Commitment of such Lender shall thereupon terminate, or (ii) maintain or fund its Advances, then such Commitment of such Lender shall thereupon terminate, and the principal amount of such Lender's Note then outstanding shall be repaid, together with interest accrued thereon and any other amounts payable to such Lender under this Agreement, such Lender's Note or the Letter Agreement, commencing immediately as an accelerated mandatory prepayment in accordance with Sections 3.2 and 3.3 of the Trust Agreement; provided, however, that all such amounts shall be paid on or prior to the Final Maturity Date. Upon the occurrence of any such change or request making it unlawful for a Lender to maintain its Commitment as aforesaid, such Lender shall promptly forward to the Agent in writing, and the Agent shall promptly forward to the Borrower, evidence certified by such Lender as to such change or request.

                          (b)     If any change in any applicable law, rule or
regulation or in the interpretation or administration thereof, or compliance by any Lender with any request (whether or not having the force of law) of any relevant central bank or other governmental authority, shall change the basis of taxation of payments to any such Lender (or its Lending Office) of the principal of or interest on any of the Notes or any other amounts payable under this Agreement or the Letter Agreement (except for Excluded Taxes) or shall impose, modify or deem applicable any similar requirement not in effect on the date of this Agreement in respect of Reserves against assets of, deposits with or for the account of, or credit extended by, or the Commitment of, any such Lender (or its Lending Office) (except for Reserves in effect on the date of this Agreement), or shall impose on any such Lender (or its Lending Office) or the London interbank market any other condition not in effect on the date of this Agreement directly affecting this Agreement, any of the Notes, the Letter Agreement or the Advances and the result of any of the foregoing is to increase the cost to any Lender of maintaining its Commitment or making or maintaining its Advances, or to reduce the amount of any such payments received or receivable by any such Lender (or its Lending Office) hereunder, by an amount deemed by such Lender to be material, then the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such additional cost or reduction. Such additional amount or amounts shall be paid on the Interest Payment Date for the Interest Period to which such costs relate. Each Lender agrees that it will promptly notify the Borrower of any event which will entitle such Lender to an additional amount pursuant to this Section 3.4(b). A certificate of such Lender setting forth the basis in reasonable detail for the determination of such additional amount necessary to compensate such Lender as aforesaid shall be conclusive as to the determination of such amount in the absence of manifest error. After the receipt of any notice from any Lender indicating that such Lender is entitled to an additional amount pursuant to this Section 3.4(b), the Borrower may elect to prepay the relevant Note or Notes of such Lender without premium or penalty (except as provided in Section 2.6(b) hereof) in accordance with the provisions of Section 3.6 hereof; provided that any such prepayment may be made only if the amounts set forth in the certificate described in the preceding sentence are paid by the Borrower prior to or simultaneously with such prepayment.

                          (c)     Each Lender (other than the Finance Company)
agrees that, upon the occurrence of any event giving rise to the operation of
Section 3.4(a) or (b) hereof with respect to such Lender, it will, if requested by the Borrower, and in consultation with the Agent, use its best efforts to designate another Lending Office for its Commitment or its Advances and/or for a period of thirty calendar days after the date of such request use reasonable efforts to transfer its Commitment and Advances to another Person in accordance with the procedures set forth in Section 10.4, in either case with the object of avoiding the consequence of the event giving rise to the operation of
Section 3.4(a) or (b) hereof; provided that in either case such designation or transfer can be made on such terms that such Lender and its Lending Office suffer no economic, legal or regulatory disadvantage. Nothing in this Section 3.4(c) shall affect or postpone any of the obligations of the Borrower or the rights of the Lenders provided in Section 3.4(a) or (b) hereof.

                 3.5 Prepayments in Connection with Completion of Train H; Debt Coverage Reserve Mandatory Prepayments.

                          (a)     Any amounts borrowed hereunder and not used
as provided in Section 2.2(a) hereof in connection with the completion of Train H or otherwise used as provided in Section 2.2(b) hereof, shall be repaid to the Lenders, or applied on the Lenders' behalf, on the Interest Payment Date ending the Quarterly

Period then in effect in accordance with the provisions of Section 3.7(c)(ii)(1) of the Trust Agreement.

                          (b)     If during any Quarterly Period the Borrower
shall have paid into the Debt Coverage Reserve Account any Source of Debt Service pursuant to Section 3.2 of the Trust Agreement or any other amount pursuant to Sections 3.3(a)(vii) and 3.3(b)(vi) of the Trust Agreement (as provided in Section 9.3 hereof), then on the Maturity Date occurring at the end of such Quarterly Period the Borrower shall apply the Source of Debt Service so accumulated in the Debt Coverage Reserve Account to prepay the Notes on a pro rata basis (based on outstanding principal amount), with such prepayment to be applied to the installments of principal due thereunder in the inverse order of maturity; provided that for purposes of further calculations of the Debt Coverage Ratio any such prepayment shall be deemed to have been applied to such installments of principal pro rata so that the Final Maturity Date is not thereby changed.

                 3.6 Notice of Certain Voluntary Prepayments. Whenever the Borrower has elected to prepay any relevant Note or Notes or any Deferred Portion thereof pursuant to Section 2.5 or 3.4(b) hereof, the Borrower shall give the Agent notice (and shall give a copy to the Finance Company on which the Finance Company may rely as if addressed to it as a Lender hereunder) of such prepayment not later than noon, New York City time, on or prior to the eighth Business Day preceding the date of such prepayment, and on the date specified in such notice (which shall be a Business Day and a single date) the principal then outstanding of the affected Note or Notes shall be repaid in full, together with interest accrued thereon, and, to the extent then ascertainable, any other amount payable under this Agreement to the Lender or Lenders holding such Note or Notes. Any notice of prepayment under this
Section 3.6 shall be irrevocable. Without limiting the right of the Borrower to prepay the Notes in the manner provided in Section 2.5 or 3.4(b) and upon the prior notice as provided above in this Section 3.6, the Borrower shall use its best efforts (without incurring any liability additional to that provided for in Section 9.5 hereof) to provide the Agent with as much prior written notice (with a copy to the Finance Company on which the Finance Company may rely as if addressed to it as a Lender hereunder) of its intention to prepay any of the Notes pursuant to Section 2.5 or 3.4(b) as is reasonably possible in the circumstances.

                 3.7 Other Voluntary Prepayments. The Borrower may, upon irrevocable prior notice to the Agent (with a copy to the Finance Company on which the Finance Company may rely as if addressed to it as a Lender hereunder) given not later than noon, New York City time, on or prior to the eighth Business Day preceding the date of such prepayment, prepay the Notes in whole or in part on a pro rata basis (based on outstanding principal amount) on any Interest Payment Date for the Notes being prepaid, and, if in part, in an amount which is equal to $1,000,000.00 or an integral multiple of $1,000,000.00. Each partial prepayment of any Notes made pursuant to this Section 3.7 shall be applied to the installments of principal due thereunder in the inverse order of maturity. Except as provided in Section 2.6(b) hereof, such prepayments shall be without premium or penalty; provided that the right to prepay without premium or penalty shall not apply to any amounts declared forthwith due and payable in accordance with Section 7 hereof. All prepayments permitted pursuant to this Section 3.7 shall be made together with payment of accrued interest on the principal amount prepaid, and, to the extent then ascertainable, any other amount payable under this Agreement, the Notes or the Letter Agreement. Without limiting the right of the Borrower to prepay the Notes in the manner and upon the prior notice as provided above in this Section 3.7, the Borrower shall use its best efforts (without incurring any liability additional to that provided for in Section 9.5 hereof) to provide the Agent (and shall provide a copy to the Finance Company on which the Finance Company may rely as if addressed to it as a Lender hereunder) with 30 days' prior written notice of its intention to prepay all or any portion of the Notes pursuant to this Section 3.7.

                 3.8 Cancellation of Commitments. The Borrower may without premium or penalty (i) upon not less than 30 days' irrevocable prior notice to the Agent (with a copy to the Finance Company on which the Finance Company may rely as if addressed to it as a Lender hereunder), cancel the Commitments of the Lenders in whole or in part, and if in part in an aggregate amount of $1,000,000.00 or an integral multiple of $1,000,000.00, all such cancellations to be on a pro rata basis as among the Lenders based on their respective Commitments, or (ii) upon irrevocable notice given simultaneously with or as part of the notice given pursuant to Section 3.6 hereof to any Lender whose Note is prepaid in accordance with the provisions of Section 3.6 hereof, cancel the Commitment of such Lender.

                 3.9 No Reborrowing. The Commitments are not revolving in nature, and no amount repaid or prepaid under this Agreement may be reborrowed hereunder.

                 3.10 Payments to be Made at End of Interest Period. Except for amounts owing pursuant to Sections 3.4(a), 7 and 10.6 hereof which become payable as provided in such Sections, and notwithstanding any provision of any Section other than Sections 3.4(a), 7 and 10.6 hereof to the contrary, in view of the nature of the Borrower and the nature of the Source of Debt Service from which payments hereunder will be made, all amounts becoming payable hereunder, which would otherwise be due on a date which does not fall on an Interest Payment Date instead shall be due on the Interest Payment Date next to occur thereafter and prior to which the Borrower is notified that such amount is payable, subject in each such case to the relevant provisions of Sections 3.2 and 3.3 of the Trust Agreement; provided, however, that all amounts due and payable under this Agreement, the Letter Agreement and the Notes shall be paid on or prior to the Final Maturity Date.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER

                 The Borrower and, only to the extent expressly stated to be in its individual capacity, Bank of America National Trust and Savings Association, represent and warrant to the Lenders that:

                 4.1 Power and Authority. The Borrower has full power, authority and legal right to incur the Indebtedness and other obligations provided for in this Agreement, the Notes and the Letter Agreement, to execute and deliver this Agreement, the Notes, the Trust Agreement and the Letter Agreement and the other documents contemplated hereby or referred to herein to which the Borrower is a party, to borrow, pay and repay hereunder and under the Notes and the Letter Agreement and to perform and observe the terms and provisions hereof and thereof. Bank of America National Trust and Savings Association, in its individual capacity, is a banking corporation duly organized and validly existing in good standing under the laws of the United States of America and has the full power, authority and legal right to execute, deliver and perform this Agreement, the Notes, the Trust Agreement and the Letter Agreement as Trustee.

                 4.2 Legal Action. All necessary legal action has been taken to authorize the Borrower (i) to execute and deliver this Agreement, the Notes, the Trust Agreement, the Letter Agreement and the other documents contemplated hereby or referred to herein to which the Borrower is a party,
(ii) to borrow, pay and repay hereunder and under the Notes and the Letter Agreement and (iii) to perform and observe the terms and provisions of this Agreement, the Notes, the Trust Agreement and the Letter Agreement.

                 4.3 Restrictions. There is no Legal Requirement and no contractual or other obligation binding on the Borrower or Bank of America National Trust and Savings Association, in its individual capacity, that is or will be contravened (or, in the case of a contractual obligation, in respect of which a breach has occurred or will occur) by reason of the execution and delivery of this Agreement, the Notes, the Trust Agreement, the Letter Agreement or any of the other documents contemplated hereby or referred to herein to which the Borrower is a party, the making of Borrowings by the Borrower hereunder or the performance or observance by the Borrower of any of the terms or provisions hereof or thereof in each case in the manner contemplated hereby and thereby.

                 4.4      Registration and Approvals.   No registrations,
declarations or filings with, or consents, licenses, approvals or authorizations of, any legislative body, governmental department or governmental authority necessary under any applicable laws are required of the Borrower or Bank of America National Trust and Savings

Association, in its individual capacity, for the due execution and delivery by the Borrower, or for the performance by the Borrower, of this Agreement, the Notes, the Trust Agreement, the Letter Agreement or any of the other documents contemplated hereby or referred to herein to which the Borrower is a party, or to authorize the Borrowings hereunder or to assure the validity or enforceability hereof or thereof, except in each case for those as have been made or obtained and copies of which have been furnished to the Agent and which are in full force and effect.

                 4.5 Agreement Binding. This Agreement, the Trust Agreement and the Letter Agreement constitute, and the Notes when executed and delivered pursuant hereto for value will constitute, the legal, valid and binding obligations of the Borrower enforceable against the Borrower to the extent specified in Section 9 hereof in accordance with its and their respective terms, subject in the case of enforcement to any applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to equitable principles of general application.

                 4.6 Ranking of Advances; Encumbrances. The Borrower has no outstanding Indebtedness charging or to be paid out of the Source of Debt Service or Borrowed Amounts other than the obligations and liabilities of the Borrower hereunder and under the Notes and the Letter Agreement and any Indebtedness permitted by Section 6.4 hereof. The Borrower has not created, incurred or suffered to exist (i) any Encumbrance on the Source of Debt Service received or receivable by it prior to its deposit in the Bontang VI Payment Account, or (ii) any Encumbrance on any Borrowed Amounts, in each case under clause (i) or (ii) resulting from any act of the Borrower or any failure by the Borrower to perform any of its obligations under this Agreement or the Trust Agreement or any of its duties thereunder, except any Encumbrance permitted pursuant to Section 6.2 hereof.

                 4.7 Litigation. There is no suit, action, proceeding or investigation pending against the Borrower or, to the knowledge of the Borrower, threatened against the Borrower, which (a) questions the validity of this Agreement, any Note, the Trust Agreement or the Letter Agreement, or any action taken or to be taken by the Borrower pursuant hereto or thereto, (b) affects or is likely to affect the amount of the Source of Debt Service received by it or to the best of the Borrower's knowledge, receivable by it, or
(c) would or is likely to affect adversely the Borrower's ability to perform its obligations under this Agreement, the Notes, the Trust Agreement or the Letter Agreement or any other agreement to which it is a party or by which it or its properties or assets is bound.

                 4.8 Compliance with Other Instruments, etc. Bank of America National Trust and Savings Association, in its individual capacity, is not in violation of any term of its charter or by-laws. The Borrower is not in violation of any term of any agreement or any instrument to which it is a party or by which it or any of its properties or assets is bound or of any Legal Requirement, which violation would or is likely to have an adverse effect on the Borrower's ability to perform its obligations under this Agreement, the Notes, the Trust Agreement, the Letter Agreement or any other agreement to which it is a party or by which it or its property or assets are bound.

                 4.9 No Defaults. No Event of Default referred to in Sections 7(a) through 7(e) hereof has occurred and is continuing and no event has occurred or failed to occur, the occurrence or non-occurrence of which, with the giving of notice or lapse of time or both, would constitute such an Event of Default, and the Borrower is not in violation of any of its obligations under the Trust Agreement.

                 4.10 Trust Agreement. The copy of the Trust Agreement delivered to the Lenders on the date hereof is a true, complete and correct copy thereof as in effect on the date hereof.


SECTION 5.  CONDITIONS PRECEDENT

                 5.1 Conditions Precedent to the Effective Date. Except as the Majority Lenders may otherwise consent, the effectiveness of this Agreement (other than Sections 8, 9.5, 10.6 and 10.10 hereof which are effective upon due execution and delivery of this Agreement) is subject to satisfaction in full of each of the following conditions precedent, and the "Effective Date" shall be the first Business Day on which each of such conditions precedent is so satisfied:

                          (a)     the Agent shall have received on the
Effective Date the following, all in form and, as to Sections 5.1(a)(i) to
(a)(xv) inclusive and 5.1(a)(xvii), in substance satisfactory to the Lenders:

                                     (i)   a Note payable to the order of each
         Lender complying with the requirements of Section 2.8 hereof;

                                     (ii)  a report of Merlin Associates, Inc.
         with respect to the Additional Plant, the Storage Tank and the Pipeline, the form and scope of which shall be substantially similar to the form and scope of the Technical Consultants report of Merlin Associates, Inc. with respect to Pertamina Bontang LNG Plant Train G Expansion Project;

                                    (iii)  a signed copy of an opinion of
         Williams & Harris LLP, special counsel to the Borrower, substantially in the form of Exhibit D-1 hereto, dated the Effective Date;

                                     (iv)  a signed copy of an opinion of
         Thomas R. Bennett, counsel to the Borrower, substantially in the form of Exhibit D-2 hereto, dated the Effective Date;

                                     (v)   a signed copy of an opinion of Budhy
         Rukiat, legal counsel to Pertamina, substantially in the form of Exhibit E-1 hereto, dated not more than five Business Days prior to the Effective Date;

                                     (vi)  a signed copy of an opinion of
         Andrews & Kurth L.L.P., special New York counsel for each of the Producers other than Pertamina, substantially in the form of Exhibit E-2 hereto, dated the Effective Date; and signed copies of opinions of counsel for each of the Producers other than Pertamina, substantially in the form of Exhibit E-3 hereto, dated the Effective Date;

                                    (vii)  a signed copy of an opinion of White
         & Case, special New York counsel to Pertamina, substantially in the form of Exhibit E-4 hereto, dated the Effective Date;

                                  (viii)   a signed copy of an opinion of Paul,
         Weiss, Rifkind, Wharton & Garrison, special counsel to the Agent and the Lenders, substantially in the form of Exhibit F-1 hereto, dated the Effective Date;

                                     (ix)  a signed copy of an opinion of Kim,
         Shin & Yu, special Korean counsel to the Agent and the Lenders, substantially in the form of Exhibit F-2 hereto, dated the Effective Date;

                                     (x)   a signed copy of an opinion of
         Taiwan Commercial Law Offices, special Taiwanese counsel to the Agent and the Lenders, substantially in the form of Exhibit F-2 hereto, dated the Effective Date;

                                     (xi)  a copy of the Trust Agreement with
         all amendments to the Effective Date certified by the Borrower;

                                    (xii)  a copy of a notice from the
         Producers to the Borrower that they have approved the form and terms of this Agreement and authorizing and requesting the execution and delivery of this Agreement by the Borrower as contemplated by Section
         3.1 of the Trust Agreement;

                                  (xiii)   certified copies of all required
         material authorizations and consents of all relevant governmental authorities of Indonesia (certified by Pertamina), if any, in connection with the transactions contemplated by this Agreement, the Notes, the Letter Agreement and the Producers Agreement;

                                    (xiv)  a copy of each of the EPC Contract
         (excluding the materials referred to in Exhibit A of the agreement referred to in clause (i) of the definition of the EPC Contract), the Development Plan and each Basic Agreement, in each case with all amendments to the Effective Date;

                                     (xv)  a certificate of Pertamina and, with
         respect to each such agreement to which each representative referred to in Section 13.3 of the Trust Agreement is a party, a certificate of such representative, to the effect that the copies of (i) the Development Plan and (ii) each Basic Agreement and (iii) the EPC Contract, in each case as amended, that were provided to the Agent on the date hereof were true, correct and complete copies of such documents with all amendments and that no change has been made in such documents since the date of this Agreement, except for such changes as are permitted without the consent of the Majority Lenders pursuant to the Producers Agreement;

                                    (xvi)  a copy of the most recent
         statements, entitled "Certificate of Gas Reserves as of April 30, 1995 of the Tunu Field in the Mahakam Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the Tambora Field in the Mahakam Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the Sisi Field, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the Peciko Field in the Mahakam Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the Nubi Field, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the Handil Field in the Mahakam Contract Area, East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the Bekapai Field in the Mahakam Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of Kerindingan, Melahin, Santan, and Serang Fields in the Unocal Indonesia, Ltd. Contract Area, East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the Attaka Field in the Unocal Indonesia, Ltd. Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the West Peciko Field in the Unocal Indonesia Ltd. Contract Area, Offshore East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of Lampake and Pamaguan Fields in the Sanga Sanga Contract Area, East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the Semberah Field in the

         Sanga Sanga Contract Area, East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the Nilam Field in the Sanga Sanga Contract Area, East Kalimantan, Republic of Indonesia," "Certificate of Gas Reserves as of April 30, 1995 of the Mutiara Field in the Sanga Sanga Contract Area, East Kalimantan, Republic of Indonesia" and "Certificate of Gas Reserves as of April 30, 1995 of the Badak Field in the Sanga Sanga Contract Area, East Kalimantan, Republic of Indonesia", each of which has been prepared by DeGolyer and MacNaughton, relating to the gas reserves in the Badak and certain other East Kalimantan fields, together with reconciliations, satisfactory to the Agent, indicating, as of a date not more than 15 days prior to the Effective Date, the sufficiency of such gas reserves to meet the Seller's Gas Supply Obligation (as defined in each of the LNG Sales Contracts); and

                                  (xvii)   a certificate of Pertamina to the
         effect that (i) Property Insurance Policy No. PNF9600091 dated July 1996, together with any amendments, issued by P.T. Tugu Pratama Indonesia in favor of Pertamina, among others, covering the Insured Bontang Plant and (ii) evidence, satisfactory to the Agent in its sole discretion, confirming that Contractors "All Risks" insurance has been issued by P.T. Tugu Pratama Indonesia in favor of Pertamina, among others, covering Train H have been delivered to the Agent prior to the Effective Date and, except as permitted by Section 1.11 of the Producers Agreement, remain in full force and effect in compliance with Section 1.11 of the Producers Agreement.

                          (b)     all legal matters in connection with the
transactions contemplated hereby and the satisfaction of the conditions precedent contained in this Section 5.1, and all documents and instruments evidencing such matters or incident thereto including, but not limited to, the documents delivered pursuant to this Section 5.1 shall be satisfactory in form and substance to special counsel to the Lenders, and special counsel to the Lenders shall have received all such other documents and instruments, or copies thereof, certified if requested, as they may reasonably request in order to enable them to pass upon such matters;

                          (c)     no Event of Default shall have occurred and
be continuing and no event shall have occurred or failed to occur the occurrence or non-occurrence of which, with the giving of notice or lapse of time or both would constitute, an Event of Default;

                          (d)     the representations and warranties of the
Borrower contained in this Agreement and of the Producers contained in the Producers Agreement shall be true and correct on and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date;

                          (e)     the Trust Agreement and the Producers
Agreement shall have been executed and delivered by each of the parties thereto in form and substance satisfactory to the Lenders; and

                          (f)     the Agent shall have received copies
certified by the Borrower to be true and correct as of the Effective Date of
(i) the designation of each entity and individual authorized to give borrowing instructions under Section 3.6(a) of the Trust Agreement, (ii) the borrowing instructions to the Borrower relating to the initial Advance from an entity and individual so designated, and (iii) specimen signatures of the persons who are authorized to act for the Borrower under and in accordance with the terms of this Agreement, the Notes, the Trust Agreement and the Letter Agreement.

                 5.2 Conditions Precedent to the Initial and Subsequent Advances. Except as the Majority Lenders may otherwise consent, the obligation of each Lender to make each Advance to be made by such Lender hereunder (including the initial such Advance) is subject to the satisfaction in full of each of the following conditions precedent:

                          (a)     the Agent shall have received a Notice of
Borrowing in accordance with the provisions of Section 2.2(d) hereof (and, with respect to such obligations of the Finance Company, the Finance Company shall have received a copy thereof as provided therein);

                          (b)     on the date of the making of such Advance and
after giving effect thereto (i) no Event of Default shall have occurred and be continuing and no event shall have occurred or failed to occur the occurrence or non-occurrence of which, with the giving of notice or lapse of time or both would constitute, an Event of Default, and (ii) the representations and warranties of the Borrower contained in this Agreement and of the Producers contained in the Producers Agreement, shall be true and correct on and as of the date of the making of such Advance with the same effect as though such representations and warranties had been made on and as of such date;

                          (c)     the Agent shall have received from the
Borrower a statement from the Producers conforming to the requirements of
Section 6.1(b) hereof indicating that the Debt Coverage Ratio (calculated using the assumptions provided for in such Section in effect as of the date of the relevant Notice of Borrowing) is not less than 150%;

                          (d)     there shall have been no material adverse
change since the date of this Agreement (i) in the business, assets, financial condition or results of operation of the Borrower or any of the Producers which affects materially and adversely, or would be likely to affect materially and adversely, the performance by Pertamina of or the ability of Pertamina to perform its obligations under either of the LNG Sales Contracts, or (ii) in the operation of the Bontang Plant;

                          (e)     the authorizations and consents described in
Section 5.1(a)(xiii) hereof shall be in full force and effect;

                          (f)     no event shall have occurred or circumstance
exist that renders impracticable any of the events set forth in clause (i) or
(ii) of the definition of Completion Date in Section 1 hereof;

                          (g)     with respect to the making of the initial
Advances only, if such Advances are to be made 30 or more days after the Effective Date, the Agent shall have received at least three Business Days prior to the relevant Borrowing Date from each of the counsel referred to in
Section 5.1 hereof signed copies of an opinion, dated not more than five days prior to date of such Advances, to the effect that no change has occurred with respect to the matters stated in the opinion delivered by such counsel pursuant to Section 5.1 hereof;

                          (h)     with respect to the making of the initial
Advances only, the Agent shall have received a copy, certified by the Borrower to be the true and correct as of the date of the initial Borrowing Date, of the Transportation Agreement, in form and substance reasonably satisfactory to the Majority Lenders acting in good faith;

                          (i)     with respect to the making of the initial
Advances only, the Agent shall have received a signed copy of a legal opinion to the effect that the Transportation Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of Pertamina, enforceable against Pertamina in accordance with its terms, and such other matters as the Agent may reasonably request, such opinion to be in form and substance, and provided by legal counsel, in each case reasonably acceptable to the Agent; and

                          (j)     with respect to the making of the initial
Advances only, the Agent shall have received notice from Pertamina that the agreement referred to in clause (i) of the definition of the EPC Contract has become effective in accordance with Section 33.12 thereof.

                          5.3     Conditions Precedent to the Advances to Fund
the Reserve Account. Except as the Majority Lenders may otherwise consent, the obligation of each Lender to make any Advance requested pursuant to Section 2.2(b)(ii) is subject to the satisfaction in full of the following conditions precedent:

                          (a)     (i) the Agent shall have received either (x)
at or prior to the delivery of the Notice of Borrowing with respect to such Advance, a copy of a notice from Pertamina certifying that it has accepted delivery of the vessel contemplated by the Transportation Agreement or (y) not less than 30 days prior to the delivery of the Notice of Borrowing with respect to such Advance, a copy of a notice from Pertamina certifying that it has arranged for appropriate transportation sufficient for delivery of the fixed quantities of LNG required pursuant to the CPC Sales Contract (which transportation may include provisional arrangements with respect to the period prior to the date the vessel contemplated by the Transportation Agreement is expected to be delivered and accepted under the Transportation Agreement) and attaching copies of all agreements governing the terms of such transportation, certified by Pertamina to be complete and correct, and providing such other information with respect to such transportation as may be reasonable in the circumstances; and (ii) if Pertamina certifies pursuant to clause (i)(y) that it has arranged for such appropriate transportation, the Agent shall not have given the Borrower notice, within 15 Business Days of the Agent's receipt of such certification, that the Majority Lenders are not reasonably satisfied that such transportation arrangements are sufficient for delivery of the fixed quantities of LNG required pursuant to the CPC Sales Contract;

                          (b)     notices of Mechanical Completion (as defined
in the EPC Contract) with respect to each of the Additional Plant, the Storage Tank and the Pipeline shall have been issued as contemplated by Section 11.1.2 of the EPC Contract, and the Agent shall have received, at or prior to the delivery of the Notice of Borrowing with respect to such Advance, copies of such notices certified by Pertamina; and

                          (c)     the Agent shall have received, at or prior to
the delivery of the Notice of Borrowing with respect to such Advance, a copy of a report concerning the estimated aggregate cost required for the completion and final acceptance of the Additional Plant, the Storage Tank and the Pipeline pursuant to the Development Plan and the EPC Contract and required for the completion of the Debottlenecking Project pursuant to the Development Plan, prepared by the Producers as of a date after the date of the notice of Mechanical Completion referred to in clause (b) above, accompanied by a written opinion of the engineering firm then qualified under Section 1.14(c) of the Producers Agreement to prepare the semi-annual report contemplated thereby, which opinion shall be to the effect that the engineering firm has reviewed the status of the construction of the Additional Plant and the Other Facilities and has concluded that such estimated cost of so completing such facilities contained in such report of the Producers is reasonable in its judgment.

                 5.4 Representations. The making of each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower as of the date of such Borrowing that the facts specified in Section 5.2(b)(i) hereof as to Sections 7(a) through 7(e) hereof only, Section 5.2(b)(ii) hereof and Section 5.2(d) hereof in each case as to the Borrower only are true and correct on the date of such Borrowing.


SECTION 6.  COVENANTS

                 Until payment in full of all of the Notes, and of all other amounts due and owing under this Agreement at the time the Notes are paid in full, unless compliance with the provisions of this Section shall have been waived by the Majority Lenders, the Borrower covenants and agrees with the Lenders as to Sections 6.1 through 6.5, and the Borrower, on the one hand, and the Lenders and the Agent, on the other hand, covenant and agree with each other as to Section 6.6.

                 6.1 Information. The Borrower shall provide or cause to be provided to the Agent:

                          (a)     as soon as possible and in any event within
45 days after the end of each of the first three Quarterly Periods ending in each year from and after 2000, for each such Quarterly Period, and within 45 days after the end of the fourth Quarterly Period ending in each such year, for the preceding four Quarterly Periods taken as a whole and for the final Quarterly Period, a statement setting forth for the relevant period or periods
(i) the Gross Invoice Amounts invoiced under each of the LNG Sales Contracts and the amount of such Gross Invoice Amounts that does and does not constitute Source of Debt Service, (ii) the amount of such Gross Invoice Amount received by the Borrower, (iii) the amount of such Gross Invoice Amount received by the Borrower that does and does not constitute Source of Debt Service and (iv) the debits and credits from the Debt Service Account and Reserve Account and all subaccounts thereof (as provided in the Trust Agreement);

                          (b)     on or prior to the first day of each
Quarterly Period, a statement in writing setting forth (i) the Source of Debt Service reasonably anticipated to be payable in each Quarterly Period to the Final Maturity Date, (ii) the aggregate principal, interest and other amounts reasonably anticipated to be payable during each Quarterly Period to the Final Maturity Date under this Agreement, the Notes and the Letter Agreement, (iii) the Debt Coverage Ratio (calculated as provided in the definition thereof) and
(iv) the reasonably anticipated Gross Invoice Amount under each of the LNG Sales Contracts in each Quarterly Period to the Final Maturity Date and the reasonably anticipated amount of such Gross Invoice Amount that will and will not constitute Source of Debt Service, such statement to be prepared using the most recent assumptions in effect in accordance with the last paragraph of the definition of Debt

Coverage Ratio in Section 1 hereof; provided, however, that additional statements containing the information set forth above shall be provided each time the Assumed Interest Rate and Debt Coverage Ratio shall change as contemplated in the definitions of such terms in Section 1 hereof;

                          (c)     information of the type referred to in
clauses (a) and (b) of this Section 6.1 at such times other than those specified above as the Agent may reasonably request;

                          (d)     as soon as a Responsible Officer of the
Borrower obtains actual knowledge thereof, notice of each Event of Default and each event which has occurred or failed to occur, the occurrence or non-occurrence of which with the giving of notice or lapse of time or both would constitute an Event of Default; and

                          (e)     as soon as the Borrower receives notice from
Pertamina that the events set forth in clauses (i) and (ii) of the definition of Completion Date have occurred, a written notice substantially in the form of Exhibit B-2 hereto, together with the original copy of the Notice of Completion to Trustee substantially in the form included as part of Exhibit B-2 hereto; and

                          (f)     as soon as the Borrower receives notice from
the Producers pursuant to Section 3.7(c) of the Trust Agreement that Train H has been completed, a written notice together with the copy of the notice from the Producers certifying that such event has occurred; and

                          (g)     at least 30 days prior to the first to occur
of the two dates that the Borrower may determine for use in clause (i) of the definition of "Availability Period," a statement in writing setting forth the Borrower's determination of the date to be so used; provided that if the Borrower fails to deliver such statement at least 30 days prior to the first to occur of such two dates the Borrower shall be deemed to have delivered a statement determining to use the later of such two dates in such clause (i); and

                          (h)     on or prior to the delivery of the Notice of
Borrowing with respect to any Advance requested pursuant to Section 2.2(b)(ii), the Borrower shall deliver a written notice indicating what portion, if any, of the Reserve Account Borrowed Amount is to be available to pay the cost to complete the Additional Plant and the Other Facilities; provided that the failure to deliver such notice at or prior to the delivery of such Notice of Borrowing shall be deemed to constitute the delivery of a notice indicating that the Borrower does not waive the right to use any of the Reserve Account Borrowed Amount for such purpose.

                 The Agent shall forthwith cause a copy of all information provided under this Section 6.1 to be distributed to each Lender.

                 6.2 Negative Pledge. The Borrower will not create, incur or suffer to exist any Encumbrance on the Source of Debt Service received or receivable by it prior to its deposit in the Bontang VI Payment Account, or any Encumbrance on any Borrowed Amounts, in each case resulting from any act or any failure to perform any obligation of the Borrower under this Agreement or of the Bontang VI Trustee under the Trust Agreement or any duty as Bontang VI Trustee, except any Encumbrance, if any, (i) arising pursuant to the Trust Agreement or in favor of the holders of Indebtedness permitted in accordance with Section 6.4 hereof or (ii) arising pursuant to statute or otherwise by operation of law, and not pursuant to any agreement, which is discharged in the ordinary course of business and which is not enforced by attachment or levy.

                 6.3 No Consent to Changes. The Borrower will not (i) terminate or revoke the Trust Agreement, or (ii) amend, modify, revise, supplement or waive any of the provisions of (a) Article 1, 4 or 10 or Section 2.1, 2.2, 2.4, 3.1, 3.2, 3.3, 3.4 (other than Section 3.4(e)), 3.5, 3.7 or 3.9, or the third sentence of Section 8.2 of the Trust Agreement, in each case other than to permit the Borrower to enter into Subordinated Indebtedness or Pari Passu Swap Indebtedness, or (b) any other provision of the Trust Agreement if any such amendment, modification, revision, supplement or waiver would or would be likely to have an adverse effect on the trust created under such Trust Agreement, or the rights of the Lenders under or the ability of the Borrower to perform its obligations under this Agreement, the Notes or the Letter Agreement. Any consent of the Majority Lenders necessary to permit any action otherwise prohibited by this Section 6.3 shall not be unreasonably withheld. The Borrower shall promptly provide to the Agent, on behalf of the Lenders, copies of any agreement or document evidencing any revocation, amendment, modification or revision of the Trust Agreement or any provision thereof not requiring the consent of the Majority Lenders under this Section 6.3.

                 6.4 Indebtedness. The Borrower shall not create, assume or become liable for, directly or indirectly, any Indebtedness charging or to be paid out of the Source of Debt Service, except for (i) all obligations and liabilities under this Agreement, the Notes or the Letter Agreement, (ii) any Indebtedness (a) that shall be payable out of amounts of the Source of Debt Service only after (x) the Trustee shall have accumulated amounts in the Debt Service Account and the Reserve Account during each Interest Period required to be accumulated therein pursuant to Sections 7 and 9 hereof and (y) any amounts required to be deposited in the Debt Coverage Reserve Account and paid to the Lenders therefrom under Section 9 hereof have been so deposited and paid, (b) the terms and conditions of which have been approved as to form and substance by the Majority Lenders, such approval not to be unreasonably withheld, and (c) the proceeds of which shall be applied solely in connection with the Bontang Plant (the Indebtedness referred to in this clause (ii), "Subordinated Indebtedness") and (iii) with respect to Source of Debt Service only, obligations (other than Subordinated Indebtedness) in respect of interest rate swap arrangements of the Borrower entered into solely for the purpose of exchanging floating interest rate obligations with respect to the aggregate Commitments or the Advances outstanding under this Agreement for fixed interest rate obligations, if such Indebtedness is pari passu in right of payment and does not benefit from any Encumbrance other than equally and ratably with, or subordinate to, the Indebtedness owed to the Lenders under this Agreement, the Notes and the Letter Agreement and if the terms and conditions of such arrangements are approved as to form and substance by the Majority Lenders ("Pari Passu Swap Indebtedness"), such approval not to be unreasonably withheld; provided that the withholding of any consent by the Majority Lenders under either Section 6.4(ii) or Section 6.4(iii) shall be deemed reasonable if the Borrower and the Majority Lenders are unable to agree with respect to (x) amendments to this Agreement, including without limitation amendments to the definition of "Debt Coverage Ratio," with respect to such Subordinated Indebtedness or Pari Passu Swap Indebtedness, as the case may be, (y) amendments to the Trust Agreement relating to such Subordinated Indebtedness or Pari Passu Swap Indebtedness, as the case may be, or (z) such other changes to the terms and conditions, including the Events of Default, of the Trust Agreement, the Producers Agreement and this Agreement as the Majority Lenders shall request in connection with such Subordinated Indebtedness or Pari Passu Swap Indebtedness, as the case may be. The Borrower shall not create, assume or become liable for, directly or indirectly, any Indebtedness charging or to be paid out of any Borrowed Amounts, except for Indebtedness for which such Borrowed Amounts were borrowed.

                 6.5 Notice of Outstanding Amounts and Repayment Schedule. Promptly after (i) the beginning of the Amortization Period, (ii) each Borrowing Date occurring thereafter prior to the end of the Availability Period and (iii) the end of the Availability Period, the Agent shall deliver to the Borrower a notice setting forth the outstanding amounts of principal and interest as of the most recent Borrowing Date and a repayment schedule. In each case, the Borrower shall either promptly confirm that it agrees with such amounts and such schedule by signing and returning to the Agent a copy of such notice or promptly deliver to the Agent a notice indicating that it does not agree and specifying the reasons therefor. The delivery or lack of delivery of any such notice to the Borrower shall in no way affect any of the obligations of the Borrower pursuant to this Agreement other than those set forth in this
Section 6.5.

                 6.6      Selection of Qualified Bank.

                          (a)     If at any time the assumptions necessary for
calculating the Debt Coverage Ratio are, pursuant to the definition of Debt Coverage Ratio, to be specified by a Qualified Bank, either (i) the Borrower shall select, no later than 15 Business Days after the request for negotiations referred to in the relevant definition, one of the banks listed on Schedule 4 hereto (as such Schedule 4 may be amended by the Borrower and the Agent from time to time), other than any such bank with respect to which the Agent has, within 10 Business Days after the request for negotiations in question, given written notice of its reasonable objection or (ii) (x) if the Borrower shall not have selected a bank as provided in the foregoing clause (i), (y) if at any time all of the banks on Schedule 4 have been so objected to in one or more such notices or (z) if such Qualified Bank shall not have specified such assumptions, as the case may be, within 10 Business Days after being selected, the Agent shall select the Qualified Bank with the consent of the Borrower, such consent not to be unreasonably withheld; provided, however, that for purposes of the foregoing, a failure to respond to a request for such consent within three Business Days shall be deemed to be the granting of such consent. A Qualified Bank so selected is referred to herein as a "Selected Qualified Bank." The Selected Qualified Bank shall render a written report addressed to the Borrower, the Producers and the Agent setting forth its determination and containing a statement to the effect that it is qualified and able to make a fair, informed and impartial decision concerning the matters submitted to it for its decision. On or prior to the first day of the Amortization Period, the fees and charges of Selected Qualified Banks may be paid by the Borrower out of Borrowings drawn down for such purpose (and, if so borrowed, shall be paid out of such Borrowings), and following the first day of the Amortization Period, such fees and expenses may be paid as contemplated by Section 3.3(b)(iv) of the Trust Agreement.

                          (b)     A "Qualified Bank" shall mean, in addition to
each of the financial institutions listed on Schedule 4 hereto (as the same may be amended from time to time) and not objected to as provided in Section 6.6(a) hereof, each of the following: (i) any commercial bank that has (a) a net worth in excess of $100,000,000.00 or (b) outstanding debt securities that are rated A or better by Standard & Poor's Rating Group or its equivalent by Moody's Investors Service or another nationally recognized rating agency in the United States or (ii) an investment bank of outstanding international reputation, and in the case of either of (i) or (ii), that is a well-recognized and active participant in international capital markets and is experienced in oil or gas-related financings and does not control and is not controlled by or under common control with any of the Lenders or any of the Producers.


SECTION 7.  EVENTS OF DEFAULT

                 If any one or more of the following events ("Events of Default") shall occur and be continuing:

                          (a)     (i) failure to make any payment of the
principal of any of the Notes within two days following, or interest on any of the Notes within three days following, the date when due and payable in accordance with the terms hereof and thereof (provided that for the purposes of this clause (i) a deferral of payment of an amount of principal pursuant to
Section 2.9(b) hereof shall not be deemed to be a failure to make such payment), or (ii) failure to pay any other amounts payable under this Agreement, any of the Notes or the Letter Agreement within seven days following the date when due in accordance with the terms of this Agreement, including
Section 3.10 hereof; or

                          (b)     any representation or warranty made or deemed
made by or on behalf of the Borrower in Section 4 or Section 5.2 of this Agreement or in any certificate delivered to the Agent or the Lenders pursuant hereto shall prove to have been incorrect or misleading in any material respect as of the date when made; or

                          (c)     failure by the Borrower to perform or observe
any term, covenant or agreement contained in Section 6.2, 6.3 or 6.4 hereof; or

                          (d)     failure by the Borrower to perform its
obligations under Section 6.1(d) hereof for seven days after written notice of such failure shall have been given to the Borrower by the Agent at the request of any Lender; or

                          (e)     any failure by the Borrower to perform or
observe any term, covenant or agreement contained in this Agreement (other than those referred to in clauses (a), (b), (c), (d) or (f) of this Section 7), or any failure by the Borrower or any Producer to perform or observe any term, covenant or agreement contained in the Trust Agreement, for 30 days after written notice of such failure shall have been given to the Borrower by the Agent at the request of any Lender; or

                          (f)     a Default as defined in the Producers
Agreement;

then the Agent shall, upon the written request of the Majority Lenders, by notice of default given to the Borrower, (i) declare the Commitment of each Lender to be forthwith terminated and/or (ii) declare all the Notes outstanding hereunder to be forthwith due and payable, whereupon the then outstanding principal amount of such Notes, together with accrued interest thereon and any and all other amounts due under this Agreement and the Letter Agreement, shall forthwith become due and payable without diligence, presentment, demand, protest, notice of dishonor, or other notice of any kind, all of which are hereby expressly waived by the Borrower.

                 Should the principal amount of the Notes be declared or become due and payable in the foregoing manner, the entire amount of the Source of Debt Service received by the Borrower thereafter shall to the extent provided by the Trust

Agreement, as and when received by the Borrower, be accumulated and paid to the Agent, for application to the amounts owing by the Borrower under this Agreement, the Notes which were declared to be or which became due and payable and the Letter Agreement until all principal of and interest on such Notes and all other amounts then due and payable under this Agreement, the relevant Notes and the Letter Agreement shall have been paid in full.


SECTION 8.  AGENT, ETC.

                 The Lenders, the Agent and the Arrangers agree among themselves and, where the context of Section 8.9 or 8.10 so requires, with the
Borrower:

                 8.1      Appointment and Authority.

                          (a)     Each Lender (other than the Finance Company),
and each subsequent holder of any Note by its acceptance thereof, irrevocably authorizes the Agent to receive all payments of principal, interest and other amounts due to such Lender or such holder under this Agreement and the Notes. Each Lender (including the Finance Company), and each subsequent holder of any Note by its acceptance thereof, irrevocably authorizes the Agent to take all other actions on behalf of such Lender or such holder and to exercise the powers hereunder as are specifically delegated to the Agent by the terms hereof, together with all other such powers as shall be reasonably incidental thereto.

                          (b)     The relationship between each of the Lenders
and the Agent is and shall be that of agent and principal only, and nothing herein shall be construed to constitute the Agent a trustee for any holder of a Note or of a participation therein nor to impose on the Agent duties and obligations other than those expressly provided for herein nor to confer upon the Agent any fiduciary relationship or other relationship of agency or trust with the Borrower. Neither the Agent, nor any of its directors, officers, employees or agents shall be liable to any of the Lenders for any action taken or omitted to be taken by it or them hereunder or in connection herewith, whether as a result of any conflicts affecting or involving the Agent resulting from its responsibilities relating to this Agreement, the Commitments, the Advances or otherwise, except for its own gross negligence or willful misconduct. Each of the Lenders, and each subsequent holder of any Note by its acceptance thereof, agrees (which agreement shall survive payment of the Notes) to indemnify the Agent (to the extent not reimbursed by the Borrower) in amounts which are pro rata to the respective Commitments of such Lenders and, in the case of a subsequent holder of any Notes, of the Lender from whom such holder acquired (directly or indirectly) such Notes, from and against any and all losses, claims, damages, liabilities and expenses of any kind (including failure to receive any payment specified in the Letter Agreement) which may be imposed on, incurred by or asserted against the Agent (in its capacity as such) in any way related to or arising out of this Agreement or any Advances or any action taken or omitted by such Agent under this Agreement whether as a result of any conflicts affecting or involving the Agent resulting from its responsibilities relating to this Agreement, the Commitments, the Advances or otherwise, except (i) normal administrative expenses incidental to the performance of duties as such Agent hereunder and (ii) any losses, claims, damages, liabilities or expenses resulting from its or their gross negligence or willful misconduct.

                 8.2 Agent May Rely on Documents. The Agent shall be entitled to rely on any communication, instrument or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and with respect to all legal matters shall be entitled to rely on the advice of legal and other professional advisors selected by it from time to time concerning all matters relating to this Agreement, the Notes and its duties hereunder and thereunder, and shall not be liable to any of the Lenders for the consequences of such reliance.

                 8.3 No Amendment to Duties of Agent Without Consent. The Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement which affects its duties under this Agreement unless it shall have given its prior written consent, as Agent, thereto.

                 8.4 Responsibilities of Agent. The Agent may treat the payee of any Note as the holder thereof until written notice of the transfer thereof shall have been received by it pursuant to Section 10.4 hereof. The Agent does not make any warranty or representation to any Lender, and shall not be responsible for any recitals, statements, representations or warranties herein or in any document prepared by or given by the Borrower or any other Person to the Lenders in connection herewith (or for the accuracy or completeness of any such document) or for the execution, effectiveness, genuineness, validity or enforceability of this Agreement or the Notes or any other document, agreement or instrument delivered in connection herewith or related hereto, or be liable for failing to make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Agreement or any Note or any other document, agreement or instrument delivered in connection herewith or related hereto. The Agent shall be entitled to retain for its own use any amounts paid to it in its capacity as such. The Agent shall not be deemed to have known of the occurrence of an Event of Default or other event the occurrence or non-occurrence of which with the giving of notice or lapse of time or both would become an Event of Default or comparable event under any other agreement unless the Agent has received written notice from a Lender or the Borrower specifying such Event of Default or other event and stating that such notice is a "Notice of Default" or from any other relevant Person so specifying. If (i) the Agent receives a notification pursuant to the preceding sentence, or (ii) the Borrower fails to pay in accordance with the terms hereof to the

Agent when due the principal of or interest on any Note or any commitment fee payable to any Lender hereunder, the Agent shall promptly give written notice thereof to the Lenders. The Agent may decline to take any action except upon the written direction of the Majority Lenders in accordance with the voting procedures agreement entered into by the Lenders and the Agent on the date hereof and the Agent may obtain a ratification by such Majority Lenders of any action taken by it under this Agreement or any other document, agreement or instrument delivered in connection herewith or related hereto as provided in such voting procedures agreement. The Agent shall have no liability to the Lenders for any action taken by it upon the direction of the Majority Lenders or if ratified by the Majority Lenders, nor shall the Agent have any such liability for any failure to act unless the Agent has been instructed to act by the Majority Lenders. The action of the Majority Lenders shall in each case bind all of the Lenders hereunder. The Agent shall not be required to take any action which exposes the Agent to personal liability (unless indemnified to its satisfaction for any and all consequences of such action) or which is contrary to this Agreement or any Legal Requirement.

                 8.5 Funding Costs of Agent. If at any time the Agent makes available to a Lender amounts due from the Borrower hereunder which the Borrower has failed to make available to the Agent, then the Lender shall on first demand forthwith refund such amounts to the Agent together with interest thereon at the rate offered by the Agent for overnight Dollar deposits in the New York Federal Funds market.

                 8.6 Agent in Individual Capacity. The Agent and its affiliates in their capacities as Lenders shall have the same rights and powers hereunder as any Lender and may exercise such rights and powers as though the Agent were not the Agent. The Agent and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower, any of the Borrower's affiliates, the Producers and any of the Producers' affiliates, as if such Agent were not acting in such capacity hereunder.

                 8.7 Credit Decision. Each Lender represents, warrants and acknowledges that it has, independently and without reliance upon the Agent, the Arrangers or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arrangers or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

                 8.8 Arrangers and Co-Agents. Nothing in this Agreement shall impose on the Arrangers or the Co- Agents, in their capacity as such, any duties or obligations whatsoever among themselves or in favor of the Lenders or any of them.

                 8.9 Change of Administrative Office of Agent. The Agent may at any time or from time to time by written notice to the Borrower and to each Lender designate a different office from which its duties as Agent will thereafter be performed; provided that no such change to a location outside of the City of New York shall be made without the Borrower's consent, which consent shall not be unreasonably withheld.

                 8.10 Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving written notice thereof to the Lenders and to the Borrower. The Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, such Majority Lenders shall have the right to appoint such successor Agent. If no successor Agent shall have been so appointed by such Majority Lenders and shall have accepted such appointment within 30 days after any such retiring Agent's giving of notice of resignation, then such retiring Agent may appoint such successor Agent. No successor Agent shall be appointed without the consent of the Borrower, which consent shall not be unreasonably withheld or delayed. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of such retiring Agent, and such retiring Agent shall be discharged from its duties and obligations hereunder; provided, however, that the retiring Agent shall not be discharged of any liability for any breach of its duties and obligations hereunder prior to such acceptance. After any such retiring Agent's resignation hereunder as Agent, the provisions of this Section 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as any such Agent hereunder.


SECTION 9.  SOURCE OF DEBT SERVICE; NO RECOURSE

                 9.1      Accumulation for Debt Service.  Pursuant to Sections
3.2 and 3.3 of the Trust Agreement and except as therein stated, the Borrower shall pay (i) into the Debt Service Account the entire amount of all Borrowed Amounts (other than the Reserve Account Borrowed Amount, if any) immediately upon receipt thereof, (ii) into the Reserve Account the entire amount of the Reserve Account Borrowed Amount, if any, immediately upon receipt thereof and
(iii) subject to Section 9.2(b), into the Debt Service Account the entire amount of each payment of the Source of Debt Service, as and when actually received by the Borrower, until the aggregate amount accumulated in the Debt Service Account shall be sufficient to pay the principal of and interest due on all of the Notes, as well as all other amounts due and payable under this Agreement, the Notes and the Letter Agreement, in each case during such Quarterly Period. All such principal, interest and other amounts due during any Interest Period are referred to herein as the "Quarterly Debt Service" for such Interest Period.

                 9.2      Accumulation in Regular Reserve Account.

                          (a)     Pursuant to Sections 3.2 and 3.3 of the Trust
Agreement, during each Quarterly Period that ends on a Maturity Date, after all amounts of Source of Debt Service required to be paid into the Debt Service Account pursuant to Section 9.1 hereof with respect to such Quarterly Period have been so paid, the Borrower shall pay into the Regular Reserve Account the entire remaining amount of each payment of the Source of Debt Service, as and when actually received by the Borrower, until the aggregate amount accumulated in such Regular Reserve Account shall equal 100% of the amount of Quarterly Debt Service reasonably anticipated to be due during the two Quarterly Periods next succeeding such Quarterly Period. For purposes of determining such amounts of Quarterly Debt Service, the interest rate applicable to the Advances (including any Deferred Portion thereof) scheduled to be outstanding during each of such two succeeding Quarterly Periods shall be or be deemed to be the interest rate, if any, then in effect in respect of principal to be outstanding during the next succeeding Interest Period and, if no such rate shall then be in effect, shall be deemed to be the interest rate in effect for the then current Interest Period.

                          (b)     Notwithstanding Sections 9.1 and 9.2(a)
hereof, if there is any Source of Debt Service during the period from and including January 1, 2000 to and including the first day of the Amortization Period, the Borrower shall pay the full amount thereof into the Regular Reserve Account pursuant to Section 3.2 of the Trust Agreement, as and when actually received by the Borrower, until the aggregate amount accumulated in the Regular Reserve Account shall equal 100% of the amount of Quarterly Debt Service reasonably anticipated (in the manner prescribed in Section 9.2(a) hereof) to be due on the first two Maturity Dates.

                 9.3 Deposit in Debt Coverage Reserve Account. Pursuant to Section 3.2 of the Trust Agreement, if at any time at or after the beginning of the Amortization Period the Certificate delivered to the Agent pursuant to 6.1(b) of this Agreement indicates that the Debt Coverage Ratio at the time of calculation is less than 130%, then for each Quarterly Period then in effect or thereafter occurring, after all amounts of Source of Debt Service required to paid into the Debt Service Account and the Regular Reserve Account pursuant to Sections 9.1 and 9.2 hereof with respect to such Quarterly Period have been so paid, the Borrower shall pay into the Debt Coverage Reserve Account the entire remaining amount of each payment of the Source of Debt Service, as and when actually received by the Borrower. Amounts deposited and held in the Debt Coverage Reserve Account shall be applied as provided in
Section 3.5(b) hereof until the Debt Coverage Ratio shall equal or exceed 130%. The procedure set forth in this Section 9.3 shall continue in effect in each subsequent Quarterly Period until the Debt Coverage Ratio, calculated at the commencement of any such Quarterly Period, equals or exceeds 130%.

                 9.4 Payments Made from Debt Service Account and Reserve Account. Except for any personal liability of the Borrower arising as specifically provided in this Agreement and except for any prepayments pursuant to Section 9.3 hereof, all payments to be made by the Borrower under this Agreement, the Notes and the Letter Agreement, including in each case, without limitation, payments due on the Final Maturity Date, shall be made only from the Debt Service Account as at any applicable time the same shall be funded under Sections 3.2 and 3.3 of the Trust Agreement; provided, however, that if amounts held in the Debt Service Account and the Debt Coverage Reserve Account are insufficient to pay all such amounts when due, any amounts then held in the Regular Reserve Account shall be applied to make such payments to the extent provided in Section 3.3 of the Trust Agreement. Except in accordance with the preceding sentence with respect to any personal liability of the Borrower, the Borrower shall only be obligated to make payments under this Agreement, the Notes and the Letter Agreement, including in each case, without limitation, payments due on the Final Maturity Date, out of amounts of the Source of Debt Service and Borrowed Amounts received by it. The Borrower agrees that, as long as moneys are held in such Debt Service Account and such sub-accounts of the Reserve Account, the Lenders, to the extent necessary to make payments in accordance with the terms of the Trust Agreement of principal, interest and other amounts due under this Agreement, the Notes and the Letter Agreement, are among those having a right as provided under Section 2.2 of the Trust Agreement to receive disbursements thereunder.

                 9.5 No Recourse. In furtherance of Sections 9.1 to 9.4 hereof, each of the Agent, the Arrangers, the Lenders and each holder of a Note, by its acceptance thereof, agrees that, except as provided in Sections
9.3 and 9.4, (i) it will look solely to the Source of Debt Service and Borrowed Amounts to the extent provided in Sections 9.3 and 9.4 hereof for all payments to be made by the Borrower under this Agreement, the Notes and the Letter Agreement, as provided therein or herein, including in each case, without limitation, payments due on the Final Maturity Date, and that no recourse shall be had for the payment of the principal of or interest on the Notes or the payment of any other amounts due under this Agreement or the Letter Agreement, or shall be had for any claim based on any provision hereof or thereof, against Bank of America National Trust and Savings Association (or any entity acting as successor trustee under the Trust Agreement), in its individual capacity, or against any past, present or future stockholder, officer, director, employee or agent of Bank of America National Trust and Savings Association (or any entity so acting), or against the grantors, settlors or beneficiaries of any trust under the Trust Agreement, either directly or through the Borrower or any successor of any thereof, under any constitution, statute or rule of law or by the enforcement of any assessment, or otherwise, and (ii) neither Bank of America National Trust and Savings Association (or any such entity acting as such successor trustee), nor any such other Person shall have any personal obligation, liability or duty whatsoever to the Agent, the Arrangers, the Co-Agents or the Lenders or any holders of the Notes or anyone else for or with respect to any such payment or for the performance of or compliance with any covenant or agreement contained in any of said documents or for the truth, accuracy or completeness of any statement or representation made in any such document, except only in the case of Bank of America National Trust and Savings Association (or any such entity acting as successor trustee), for any material breach of a representation or warranty expressly made by it under Section 4 or Section 5.2 hereof in its individual capacity and such liability as may arise under this Agreement for gross negligence or willful misconduct in acting hereunder. In such connection the Borrower (a) shall be entitled to act upon any notice, certificate, request, direction, waiver, receipt or other document which it in good faith believes to be genuine and it shall be entitled to rely upon the due execution, validity and effectiveness of, and the truth and acceptability of any provisions contained in, any of the foregoing so received, (b) may consult with, and obtain advice from qualified accounting and legal advisers in connection with the performance of its obligations and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and advice of such advisers, and (c) shall have no duties other than those specifically set forth or provided for herein nor any obligation to familiarize itself with nor any responsibility with respect to any other agreement relating to the transactions contemplated by this Agreement to which it is not a party.

                 9.6      Not to Limit Remedies.  Nothing contained in this
Section 9 shall be construed to limit the exercise and enforcement, in accordance with the terms of this Agreement, the Notes or the Letter Agreement, of the rights and remedies of the Agent, the Arrangers, the Co-Agents or the Lenders or any holders of the Notes against the Borrower hereunder to the extent of the Source of Debt Service and Borrowed Amounts as provided herein.


SECTION 10.  MISCELLANEOUS

                 10.1 Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be (a) personally delivered, (b) transmitted by postage prepaid registered mail, return receipt requested, (c) transmitted by telex (with postage prepaid mail confirmation) or (d) sent by telecopier to the parties as follows (as elected by the party giving such notice):

To the Borrower:                  Bank of America National Trust and Savings
                                    Association, as Trustee under the Bontang VI
                                    Trustee and Paying Agent Agreement
                                  One World Trade Center, 9th Floor
                                  New York, New York 10048-1191
                                  Attention:  Theodore M. Barba
                                  Telex:  62 944
                                  Answerback:  BOA UW
                                  Telecopier:  212-390-3595

To the Agent:                     The Chase Manhattan Bank
                                  Specialized Product Support Services
                                  One Chase Manhattan Bank Plaza, 8th Floor
                                  New York, New York  10081
                                  Attention:  Mr. Jas S. Brar, Vice President
                                              Sunita Vora, Second Vice President
                                  Telex:  420120
                                  Answerback:  CMB UI
                                  Telecopier:  (212) 552-5646

To the Lenders:                   As provided on the signature
                                  pages hereof

Any notice relating to a Borrowing or a prepayment shall only be effective on receipt of a legible copy thereof. Except as otherwise specified in this Agreement, all notices and other communications shall be deemed to have been duly given on (i) the date of delivery if delivered personally at or before 5:00 p.m. on the date of delivery in the time zone of the recipient (otherwise on the day immediately following the date of delivery), (ii) five days following posting if transmitted by mail, (iii) the date of transmission if transmitted by telex with confirmed answerback received at or before 5:00 p.m. on the date of transmission in the time zone of the recipient (otherwise on the day immediately following the date of transmission) or (iv) the date of receipt of a legible copy thereof if sent by telecopier received at or before 5:00 p.m. on the date of transmission in the time zone of the recipient (otherwise on the day immediately following the date of receipt), whichever shall first occur. Any party may change its address for purposes hereof by notice to the other parties.

                 10.2 No Waiver; Remedies Cumulative. No failure to exercise and no delay in exercising, on the part of the Agent, the Lenders or the holders of any Note, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Subject always to the provisions of Section 9 hereof, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. The provisions of this Agreement shall inure to the benefit of any subsequent holder of the Notes.

                 10.3 Use of English Language. All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language. English shall be the official language for construction and interpretation of this Agreement, the Notes, the Letter Agreement and all agreements, notices, documents and instruments related thereto. If the original of any such document or notice is not in the English language, an English translation thereof shall be delivered.

                 10.4     Assignment; Successors and Assigns; Participations.

                          (a)     This Agreement shall be binding upon and
inure to the benefit of the Borrower, the Arrangers, the Lenders, the Agent, the Co-Agents and their respective successors and permitted assigns. The Borrower may not assign any of its rights or delegate any of its obligations hereunder without the written consent of all of the Lenders. Any Lender may at any time sell, assign, transfer, negotiate, or otherwise dispose of, in whole or in part, with the prior written consent (such consent not to be unreasonably withheld) of the Borrower, its rights and obligations under this Agreement or the Notes; provided, that such consent by the Borrower shall not be required for any proposed sale, assignment, transfer, negotiation or other disposition by a Lender (other than the Finance Company) to another financial institution
(i) at least 75% of the voting shares of which are held directly or indirectly by such Lender, or (ii) holding directly or indirectly at least 75% of the voting shares of such Lender or (iii) at least 75% of the voting shares of which are held directly or indirectly by a corporation which holds directly or indirectly at least 75% of the voting shares of such Lender (any of the foregoing described transferees, a "Section 10.4(a) Affiliate"). The exercise of such right by any Lender is, however, subject to the conditions that the transferee shall (x) not have any right at the time of transfer, or shall have effectively waived any right existing in the transferee at the time of transfer, pursuant to Section 3.3 hereof to claim from the Borrower tax indemnification and pursuant to Section 3.4(b) hereof to claim from the Borrower any additional amounts, in either case above and beyond that or those which could have been claimed by the transferor at the time of transfer, (y) not have any right at the time of transfer pursuant to Section 3.4(a) hereof not possessed by the transferor at the time of transfer, and (z) in the case of any transfer to a Section 10.4(a) Affiliate, not have designated a Lending Office in any jurisdiction with respect to which the Borrower is at the time of transfer prohibited by applicable state or federal laws of the United States from doing business.

                          (b)     In furtherance of the foregoing clause (a),
any Lender wishing to transfer any of its rights and obligations under this Agreement or the Notes to any Person shall effect such transfer in the following manner:

                                     (i)   The Lender and the Person or Persons
to which the Lender wishes to transfer any of such rights and obligations (the "Transferee" or "Transferees") shall duly complete and execute a transfer certificate in the form of Exhibit C-2 hereto (the "Transfer Certificate").

                                     (ii)  Unless the intended Transferee is
stated in the relevant Transfer Certificate to be a Section 10.4(a) Affiliate, the Lender shall obtain the consent of the Borrower to the transfer by having the Borrower evidence its consent in the space provided therefor in the Transfer Certificate.

                                    (iii)  The Lender then and only then shall
deliver the Transfer Certificate to the Agent together with (x) a photocopy of the Transfer Certificate as executed by the Lender, the Transferee and the Borrower, (y) the Note or Notes in respect of which the transfer is being made, and (z) payment by the Transferee or the Lender of the transfer fee of $3,500, upon receipt of which the Agent shall acknowledge receipt of such Transfer Certificate in the space provided therefor in the photocopy and deliver the same to the Transferee.

                                     (iv)  Each transfer shall become effective
on the later of (x) the date specified for such transfer in the related Transfer Certificate and (y) the fifth Business Day after acknowledgment of receipt of the related Transfer Certificate by the Agent.

                                     (v)   Upon a transfer becoming effective
in the foregoing manner, the Transferee shall assume the obligations and acquire the rights which are the subject of such transfer with the same effect as if such Transferee had been an original party hereto as a Lender with the rights and obligations acquired and assumed by such Transferee as the result of such transfer.

                          (c)     The Agent shall as promptly as practicable
deliver to the Borrower a copy of each Transfer Certificate the receipt of which is acknowledged pursuant to this Section 10.4 together with the Note or Notes received with respect thereto, whereupon the Borrower shall execute and deliver into the custody of the Agent one or more new Notes (dated the date to which interest has been paid on the Advances evidenced thereby) (i) in the principal amounts being retained, if any, and/or transferred by the transferor and the Transferee or Transferees, respectively, (ii) payable to the order of such transferor and/or Transferee or Transferees, respectively, and (iii) in an aggregate principal amount equal to that evidenced by the Note or Notes which are the subject of such transfer.

                          (d)     The Agent shall as promptly as practicable
deliver to the relevant Transferees all new Notes delivered into its custody pursuant to Section 10.4(c) hereof.

                          (e)     The Agent and the Borrower may treat each
Lender as the holder of the Note drawn to its order and delivered to such Lender, whether pursuant to Section 2.8 hereof or this Section 10.4, except in those circumstances where a transfer has become effective pursuant to this
Section 10.4 but the new Note or Notes to be issued in connection with such transfer have yet to be issued, in which case the transferor and Transferee or Transferees parties to such transfer shall be treated as the holder or holders of the existing Note or Notes related to such transfer to the extent of their respective interests as set forth in the relevant Transfer Certificate.

                          (f)     All agreements, representations and
warranties made herein shall survive the making of any such transfer hereunder by any Lender.

                          (g)     Notwithstanding anything otherwise contained
in this Section 10.4, each Lender may grant participations which do not create or purport to create binding obligations of the Borrower, in whole or in part, in its rights under this Agreement and the Notes without any restriction and without notice to the Borrower.

                 10.5 Amendments. Any provision of this Agreement or the Notes may be amended or waived if, and only if, such amendment or waiver shall be in writing and signed by the Majority Lenders and, if the Agent's rights or duties as agent are affected, the Agent; provided that any such amendment must also be signed by the Borrower; and provided, further, that no such amendment or waiver shall, unless signed by each Lender, do any of the following: (a) increase or decrease the Commitment of any Lender or subject any Lender to any additional obligation hereunder; (b) reduce the amount or postpone the date of any payment of principal, interest or other amount hereunder; (c) reduce the percentage of the amount of the Commitments or the Advances specified in the definition of "Majority Lenders" or otherwise required to take any action hereunder; or (d) amend or waive any provision of this Section 10.5. Any such amendment or waiver shall be signed by the Agent on behalf of the relevant Lenders if the Agent has been so authorized in writing or by telex, cable or facsimile transmission by the Majority Lenders or all of the Lenders, as the case may be. Any amendment or waiver signed by the Agent in accordance with the preceding sentence shall be binding upon the Lenders and any holder of a Note. Any action that the Agent may take on behalf of the Majority Lenders under this Agreement and that the Agent in fact so takes shall be binding on all of the Lenders.

                 10.6     Expenses; Indemnification.

                          (a)     Subject to such limitations as are separately
agreed, whether or not the transactions contemplated by this Agreement shall be consummated, the Borrower agrees (i) to pay, or reimburse the Agent, on behalf of the Lenders, for, all reasonable fees, disbursements, expenses (including without limitation travel expenses) and other charges of the Lenders' special New York, Taiwanese and Korean counsel and (ii) to pay, or reimburse the Agent, on behalf of the Arrangers, for, all other reasonable out-of-pocket expenses of the Arrangers, including, but not limited to, travel and photocopying expenses, in each case in connection with the preparation, negotiation and signing of the documents related to the transactions contemplated by, the preparation by the Lenders of an information memorandum with respect to, and the satisfaction of the conditions precedent for the initial disbursement under, this Agreement; provided that, subject to Section 10.6(b) hereof, the Borrower shall not be obligated to pay or reimburse the Lenders for any such fees, disbursements, expenses or other charges that were incurred prior to October 14, 1996 or after the initial Borrowing Date, unless such fees, disbursements, expenses or other charges were incurred pursuant to reasonable and customary post-closing activities immediately after the initial Borrowing Date. With respect to such amounts for which invoices shall have been delivered to the Borrower (i) on or prior to February 14, 1997, the Borrower shall pay such amounts on or before the earliest to occur of (x) the initial Borrowing Date, and (y) the 30th day following the Effective Date and (ii) at any time after February 14, 1997, the Borrower shall pay such amounts on or before the next date that is the 21st day of a month and occurs at least 30 days following the date of delivery to the Borrower of such invoice.

                          (b)     The Borrower agrees (i) to pay, or reimburse
the Agent for, all reasonable out-of- pocket expenses, including, but not limited to, travel expenses, legal fees, disbursements and other charges of Lenders' counsel incurred by the Agent in connection with any amendment or supplement to, or modification or waiver of, this Agreement, the Trust Agreement, the Producers Agreement or other related documents after this Agreement has been fully executed, and (ii) whether or not amounts due under this Agreement, any of the Notes or the Letter Agreement are accelerated, upon the occurrence of an Event of Default or an event the occurrence or nonoccurrence of which would, with notice or lapse of time or both constitute an Event of Default (but only if such event later becomes an Event of Default), to pay, or reimburse the Agent for, all reasonable out-of-pocket expenses of the Agent and each holder of any Note arising in connection with such Event of Default or the enforcement of this Agreement, such Note, the Letter Agreement or the Producers Agreement, including but not limited to the fees, disbursements and expenses (including without limitation travel expenses) and other charges of counsel employed by the Agent or such holder. The Borrower shall pay any such amounts for which an invoice is delivered to it prior to the Completion Date, on or before the earlier of (A) the 30th day following the next Borrowing Date and (B) the 60th day following the date of delivery to the Borrower of the invoice therefor. The Borrower shall pay any such amounts for which an invoice is delivered to it on or after the Completion Date as provided in the Trust Agreement.

                 10.7 Sharing of Set-Off and Other Payments. In the event that any Lender shall have received an amount in excess of its ratable share of payments hereunder or under the Notes through the exercise of any lien, set-off or similar right or any voluntary payment by the Borrower, such Lender shall promptly (and in any event within 15 days) purchase for cash, without recourse that portion of each other Lender's Advances as will result in each Lender receiving its ratable share of the amount of such lien, set-off or similar right, or voluntary payment; provided that to the extent that such excess amount or any portion thereof is subsequently recovered from the purchasing Lender, its purchases from the other Lenders shall be rescinded and the price repaid without interest; and provided further, that if, after acceleration of the maturity of the relevant Notes pursuant to Section 7 hereof, any Lender shall commence an action or proceeding in any court to enforce the relevant Notes held by such Lender and as a result thereof, or in connection therewith, shall receive an excess payment on such Notes, such Lender shall not be required to share any portion of such excess payment with a Lender which has received sufficient notice to enable it to and which, has the legal right to, but does not, join such action or proceeding or commence and diligently prosecute a separate action or proceeding to enforce its Notes in another court. Nothing herein contained shall in any way affect (a) expenses pursuant to Section 2.6(b) hereof, prepayments pursuant to Section 3.4 hereof and interest payments calculated in accordance with the provisions of the fifth sentence of Section 2.5 hereof and (b) the right of any Lender to obtain payment of indebtedness of the Borrower other than Indebtedness under this Agreement, the Notes and the Letter Agreement.

                 10.8 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Agent and the Borrower.

                 10.9 Table of Contents and Section Headings. The table of contents and the section headings in this Agreement are inserted for convenience of reference only and shall be ignored in construing this Agreement.

                 10.10 GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA,

APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                 10.11 Severability. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

                 10.12 Term of Agreement. The term of this Agreement shall commence on the date hereof and shall end on the termination of all of the Lenders' Commitments or payment in full of all of the Notes and all other amounts payable under this Agreement and the Letter Agreement, whichever is later. The agreements of the Borrower to pay expenses and indemnities pursuant to Sections 3 and 10.6 of this Agreement shall survive the repayment of the Advances and the cancellation of all of the Notes until all amounts payable thereunder are paid in full.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized signatories as of the date hereof.


                                           The Borrower
                                           ------------

                                           BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION,
                                            as Trustee as aforesaid


                                           By /s/ HANAFI GAN BIN ABDULLAH
                                             --------------------------------
                                             Name: Hanafi Gan Bin Abdullah
                                             Title: A/K/A Gan Kah Chai
                                                    Senior Vice President
                                                    and Country Manager


                                           By /s/ MARIAWATI HALIM
                                             --------------------------------
                                             Name: Mariawati Halim
                                             Title: Vice President

                                           Lead Arranger
                                           -------------

                                           BANK OF TAIWAN,
                                            NEW YORK AGENCY


                                           By /s/ K. C. WANG
                                             --------------------------------
                                             Name: K. C. Wang
                                             Title: Senior Vice President &
                                                    General Manager

                                           Co-Lead Arranger
                                           ----------------

                                           BONTANG LNG TRAIN-H INVESTMENT
                                            CO., LTD.


                                           By /s/ YOSHIAKI KATAYAMA
                                             --------------------------------
                                             Name: Yoshiaki Katayama
                                             Title: President


                                           Agent
                                           -----

                                           THE CHASE MANHATTAN BANK


                                           By /s/ DANIEL DELANGE
                                             --------------------------------
                                             Name: Daniel Delange
                                             Title: Managing Director


                                           Co-Agents and Co-Arrangers
                                           --------------------------

                                           BANQUE INDOSUEZ


                                           By /s/ MARC L. TABOUIS
                                             --------------------------------
                                             Name: Marc L. Tabouis
                                             Title: Managing Director
                                                    Project and International
                                                    Finance Department


                                           THE CHASE MANHATTAN BANK


                                           By /s/ DANIEL DE LANGE
                                             --------------------------------
                                             Name: Daniel De Lange
                                             Title: Managing Director


                                           THE FUJI BANK, LIMITED,
                                            PROJECT FINANCE DIVISION FOR THE
                                            AMERICAS


                                           By /s/ HAJIME TANIMURA
                                             --------------------------------
                                             Name: Hajime Tanimura
                                             Title: Attorney-in-Fact


                                           THE LONG-TERM CREDIT BANK
                                            OF JAPAN, LIMITED,
                                            NEW YORK BRANCH


                                           By /s/ TSUNEHIRO WATABE
                                             --------------------------------
                                             Name: Tsunehiro Watabe
                                             Title: General Manager


                                           Co-Arrangers
                                           ------------

                                           CHANG HWA COMMERCIAL BANK, LTD.,
                                            NEW YORK BRANCH


                                           By /s/ WALTER W. T. YEH
                                             --------------------------------
                                             Name: Walter W. T. Yeh
                                             Title: General Manager

                                           FIRST COMMERCIAL BANK,
                                            NEW YORK AGENCY


                                           By /s/ VINCENT T. C. CHEN
                                             --------------------------------
                                             Name: Vincent T. C. Chen
                                             Title: Vice President &
                                                    General Manager

                                           HUA NAN COMMERCIAL BANK, LTD,
                                            LOS ANGELES BRANCH


                                           By /s/ GEORGE F. K. LU
                                             --------------------------------
                                             Name: George F. K. Lu
                                             Title: Vice President &
                                                    General Manager


                                           THE TOKAI BANK, LTD.,
                                            NEW YORK BRANCH


                                           By /s/ SHINICHIRO MIZUNO
                                             --------------------------------
                                             Name: Shinichiro Mizuno
                                             Title: General Manager
                                                    International Finance
                                                    Division


                                    Lenders

Commitment
----------

$183,500,000.00                        BANK OF TAIWAN,
                                        NEW YORK AGENCY


                                       By /s/ K. C. WANG
                                         --------------------------------
                                         Name: K. C. Wang
                                         Title: Senior Vice President
                                                General Manager


                                       Lending Office:

                                       One World Trade Center
                                       53rd Floor, Suite 5323
                                       New York, NY  10048

                                       Attention:  Mr. Kao-Chin Wang
                                                   Senior Vice President &
                                                   General Manager
                                       Telex:  49604214
                                       Answerback:  BOTNY
                                       Telecopier No.:  (212) 775-9026 or 7

Commitment
----------

$7,350,000.00                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                            NEW YORK BRANCH


                                           By /s/ TETSUO SHIBATA
                                             --------------------------------
                                             Name: Tetsuo Shibata
                                             Title: Attorney-in-Fact

                                           Lending Office:

                                           1251 Avenue of the Americas, 12th Floor
                                           New York, NY  10020

                                           Attention: Mr. Mathis Conner
                                                      Assistant Vice President
                                           Telex:
                                           Answerback:
                                           Telecopier No.: (212) 782-6442

Commitment
----------
$7,350,000.00                              BANQUE FRANCAISE DU COMMERCE
                                            EXTERIEUR,
                                            HONG KONG BRANCH


                                           By /s/ PATRICE TENEUR
                                             --------------------------------
                                             Name: Patrice Teneur
                                             Title: Attorney-in-Fact

                                           Lending Office:

                                           Room 1818 Shui On Centre
                                           8 Harbour Road
                                           Wanchai, Hong Kong

                                           Attention:   Mr. Jean Berthelot
                                                        First Vice President
                                                        Ms. Grace Wong
                                                        Vice President
                                           Telex:  80186
                                           Answerback:  BFCEX
                                           Telecopier No.:  (852) 2583 9801

Commitment
----------
$20,090,000.00                             BANQUE INDOSUEZ


                                           By /s/ MARC L. TABOUIS
                                             --------------------------------
                                             Name: Marc L. Tabouis
                                             Title: Managing Director
                                                    Project and International
                                                    Finance Department


                                           Lending Office:

                                           9, rue Louis Murat
                                           75371 Paris Cedex 08

                                           Attention:  Ms. Josette Geugan or
                                                       Ms. Dominique Chaudron
                                           Telex:  INSU X 650409 F
                                           Answerback:
                                           Telecopier No.:  33-01-44201964

Commitment
----------
$7,350,000.00                              BANQUE NATIONALE DE PARIS,
                                            SINGAPORE BRANCH


                                           By /s/ JEAN-ALAIN ORSINI
                                             --------------------------------
                                             Name: Jean-Alain Orsini
                                             Title: Attorney-in-Fact

                                           Lending Office:

                                           20 Collyer Quay
                                           Tung Centre
                                           Singapore  049319

                                           Attention:  Mr. Bruno Weill
                                           Telex:  NABAPAR RS 24315, 23424
                                           Answerback:
                                           Telecopier No.:  (65) 532 7905, 224 3459

Commitment
----------
$338,100,000.00                            BONTANG LNG TRAIN-H INVESTMENT
                                            CO., LTD.


                                           By /s/ YOSHIAKI KATAYAMA
                                             --------------------------------
                                             Name: Yoshiaki Katayama
                                             Title: President

                                           Lending Office:

                                           Ebisu Neonato, 14th Floor
                                           1-18, Ebisu 4-chome
                                           Shibuya-ku
                                           Tokyo, Japan

                                           Attention:   Treasurer
                                           Telecopier No.:  (03) 5423-2400

Commitment
----------
$60,000,000.00                             CHANG HWA COMMERCIAL BANK, LTD.,
                                            NEW YORK BRANCH


                                           By /s/ WALTER W. T. YEH
                                             --------------------------------
                                             Name: Walter W. T. Yeh
                                             Title: General Manager

                                           Lending Office:

                                           One World Trade Center, 32nd Floor
                                           Suite 3211
                                           New York, NY  10048

                                           Attention:  Mr. Teddy Mou
                                           Telex:  6790574
                                           Answerback:  CHCB NY
                                           Telecopier No.:  (212) 390-0120

Commitment
----------
$20,090,000.00                             THE CHASE MANHATTAN BANK,
                                            NASSAU BRANCH


                                           By /s/ MORGAN T. MCGRATH
                                             --------------------------------
                                             Name: Morgan T. McGrath
                                             Title: Managing Director

                                           Lending Office:
                                           c/o Eurocurrency & Global Money Markets
                                           Operations Division
                                           4 Chase Metrotech Center, 15th Floor
                                           Brooklyn, NY  11245



                                           Attention:  Ms. Ida L. Borroto
                                                       Vice President
                                                       Mr. Daniel de Lange
                                                       Managing Director
                                                       Ms. Carolan Romeo
                                                       Second Vice President
                                                       Mr. Jose Santiago
                                                       Assistant Vice President
                                                       Ruth Tortorici
                                                       Operations Officer
                                           Telex:
                                           Answerback:
                                           Telecopier No.:  (718)242-6550
                                                             011-852-2523
                                                            (718)242-6550
                                                            (718)242-6550
                                                            (718)242-6550

Commitment
----------
$7,350,000.00                              CHO HUNG BANK,
                                            NEW YORK BRANCH


                                           By /s/ MYONG HYUN KYONG
                                             --------------------------------
                                             Name: Myong Hyun Kyong
                                             Title: Attorney-in-Fact

                                           Lending Office:

                                           320 Park Avenue
                                           New York, NY  10022

                                           Attention:  Mr. Dae Won Suh
                                                       Manager
                                           Telex:  662314/5
                                           Answerback:  CHBK
                                           Telecopier No.: (212) 355-2231

Commitment
----------
$7,350,000.00                            CHRISTIANIA BANK


                                         By /s/ BJORN OSTROM
                                           --------------------------------
                                           Name: Bjorn Ostrom
                                           Title: Branch Manager
                                                  Executive Vice President

                                         By /s/ FINN AMUND NORBYE
                                           --------------------------------
                                           Name: Finn Amund Norbye
                                           Title: First Vice President


                                         Lending Office:

                                         331 North Bridge Road
                                         #21-01 Odeon Towers
                                         Singapore 188720

                                         Attention:   Mr. Finn Amund Norbye
                                                      First Vice President
                                         Telex:  RS 42888 XIABS
                                         Answerback:
                                         Telecopier No.:  (65) 338 2729

Commitment
----------
$7,350,000.00                              COMPAGNIE FINANCIERE DE CIC
                                            ET DE L'UNION EUROPEENE


                                           By /s/ CORINNE LEGER-LICOINE
                                             --------------------------------
                                             Name: Corinne Leger-Licoine
                                             Title:


                                           By /s/ J. SCHRICKE
                                             --------------------------------
                                             Name: J. Schricke
                                             Title: Vice President

                                           Lending Office:

                                           4, rue Gaillon 75107
                                           Paris Cedex 02
                                           FRANCE

                                           Attention:  Mr. Jacques Schricke or
                                                       Mrs. Corinne Leger-Licoine
                                           Telex:  210 942
                                           Answerback:  BUE
                                           Telecopier No.:  33 1 42 66 7838 or 7897

Commitment
----------
$7,350,000.00                              THE DAI-ICHI KANGYO BANK, LIMITED,
                                            NEW YORK BRANCH


                                           By /s/ TAKESHI KURITA
                                             --------------------------------
                                             Name: Takeshi Kurita
                                             Title: Vice President

                                           Lending Office:

                                           One World Trade Center, Suite 4911
                                           New York, NY 10048

                                           Attention:   Ms. Wan Leung
                                                        Mr. T. Kurita
                                                        Investment Banking Dept. II
                                           Telex:
                                           Answerback:
                                           Telecopier No.:  212-524-0579

Commitment
----------
$35,000,000.00                             THE FARMERS BANK OF CHINA,
                                            LOS ANGELES BRANCH


                                           By /s/ FRANK T. S. LIN
                                             --------------------------------
                                             Name: Frank T. S. Lin
                                             Title: Vice President
                                                    General Manager

                                           Lending Office:

                                           601 South Figueroa Street, 35th Floor
                                           Los Angeles, CA  90017

                                           Attention:  Mr. Francis Hsieh or
                                                       Ms. Nancy Chung
                                           Telex:  188331
                                           Answerback:  FBOC LA
                                           Telecopier No.:  (213) 489-5195

Commitment
----------
$60,000,000.00                             FIRST COMMERCIAL BANK,
                                            NEW YORK AGENCY


                                           By /s/ VINCENT T. C. CHEN
                                             --------------------------------
                                             Name: Vincent T. C. Chen
                                             Title: Vice President
                                                    General Manager

                                           Lending Office:

                                           Two World Trade Center, Suite 3328
                                           New York, NY  10048

                                           Attention:  Ms. Karen Huang
                                                       Credit Department
                                           Telex:  408633 or 408634
                                           Answerback:  FCBNY
                                           Telecopier No.:  (212) 432-7250

Commitment
----------
$20,090,000.00                             THE FUJI BANK, LIMITED,
                                            PROJECT FINANCE DIVISION
                                            FOR THE AMERICAS


                                           By /s/ HAJIME TANIMURA
                                             --------------------------------
                                             Name: Hajime Tanimura
                                             Title: Attorney-in-Fact

                                           Lending Office:

                                           Two World Trade Center, 79th Floor
                                           New York, NY  10048

                                           Attention:  Ms. Nicole Steiner
                                           Telex:  232440
                                           Answerback:
                                           Telecopier No.:     (212) 321-9407 or
                                                               (212) 488-2172

Commitment
----------
$60,000,000.00                             HUA NAN COMMERCIAL BANK, LTD.,
                                            LOS ANGELES BRANCH


                                           By /s/ GEORGE F. K. LU
                                             --------------------------------
                                             Name: George F. K. Lu
                                             Title: Vice President &
                                                    General Manager

                                           Lending Office:

                                           707 Wilshire Boulevard, Suite 3100
                                           Los Angeles, CA  90017

                                           Attention:  Mr. Kemp Chen
                                                       VP/Deputy General Manager
                                           Telex:
                                           Answerback:
                                           Telecopier No.:  (213) 362-6617

Commitment
----------
$7,350,000.00                              THE INDUSTRIAL BANK OF JAPAN
                                            TRUST COMPANY


                                           By /s/ KIYOSHI KATO
                                             --------------------------------
                                             Name: Kiyoshi Kato
                                             Title: Attorney-in-Fact

                                           Lending Office:

                                           1251 Avenue of the Americas
                                           New York, NY  10020-1104

                                           Attention:  Mr. Ryusuke Shigetomi
                                                       (Credit Contact)
                                                       Ms. Wanda Arizmendi
                                                       (Administrative Contact)
                                           Telex:  420802
                                           Answerback:  KOGI UI
                                           Telecopier No.:  (212) 282-4250
                                                            (212) 282-4480

Commitment
----------
$50,000,000.00                             THE INTERNATIONAL COMMERCIAL
                                            BANK OF CHINA,
                                            NEW YORK AGENCY


                                           By /s/ W. L. LIN
                                             --------------------------------
                                             Name: W. L. Lin
                                             Title: Senior Vice President &
                                                    General Manager

                                           Lending Office:

                                           65 Liberty Street
                                           New York, NY  10005

                                           Attention:  Mr. Wen-Long Lin
                                                       S.V.P. & General Manager
                                           Telex:  420062 or 232640
                                           Answerback:  ICBC UI or ICBC UR
                                           Telecopier No.:  (212) 608-4943 or 86

Commitment
----------
$7,350,000.00                              KREDIETBANK N.V., NEW YORK BRANCH


                                           By /s/ [ILLEGIBLE]
                                             --------------------------------
                                             Name:
                                             Title:


                                           By /s/ JEAN GLASGOW
                                             --------------------------------
                                             Name: Jean Glasgow
                                             Title: Assistant Vice President

                                           Lending Office:

                                           125 West 55th Street, 10th Floor
                                           New York, NY 10019

                                           Attention:  Ms. Jean Glasgow (New York)
                                                       Mr. David Swan (Hong Kong)
                                                         Kredietbank Project Finance
                                           Telex:  MCI 661572
                                           Answerback: KREDIETNV
                                           Telecopier No.: (212) 956-5580
                                                           852-2879-3418

Commitment
----------
$20,090,000.00                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LIMITED,
                                            NEW YORK BRANCH


                                           By /s/ TSUNEHIRO WATABE
                                             --------------------------------
                                             Name: Tsunehiro Watabe
                                             Title: General Manager

                                           Lending Office:

                                           165 Broadway
                                           New York, NY 10006
                                           Attention:  Mr. Naoyoshi Kasuga
                                                       Vice President
                                           Telex:  679-0541
                                           Answerback:
                                           Telecopier No.:  (212) 608-2371

Commitment
----------
$7,350,000.00                              THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION, NEW YORK BRANCH


                                           By /s/ TAKASHI MASUYAMA
                                             --------------------------------
                                             Name: Takashi Masuyama
                                             Title: Attorney-in-Fact

                                           Lending Office:

                                           520 Madison Avenue
                                           New York, NY  10022

                                           Attention:  Mr. Toshiaki Kobayashi
                                                       Vice President
                                                       Japanese Corporate Finance
                                           Telex:  425078
                                           Answerback:  MTAB UI
                                           Telecopier No.:  (212) 755-2349

Commitment
----------
$7,350,000.00                              THE MITSUI TRUST AND BANKING
                                            COMPANY, LIMITED,
                                            NEW YORK BRANCH


                                           By /s/ SHIGERU TSUJIMOTO
                                             --------------------------------
                                             Name: Shigeru Tsujimoto
                                             Title: Senior Vice President &
                                                    Manager

                                           Lending Office:

                                           1251 Avenue of the Americas, 39th Floor
                                           New York, NY  10020

                                           Attention:  Mr. Shigeru Tsujimoto
                                                       Business Development
                                           Telex:
                                           Answerback:
                                           Telecopier No.: (212) 790-5435

Commitment
----------
$7,350,000.00                              THE NIPPON CREDIT BANK, LTD.


                                           By /s/  [ILLEGIBLE]
                                             --------------------------------
                                             Name:
                                             Title:

                                           Lending Office:

                                           245 Park Avenue, 30th Floor
                                           New York, NY  10167

                                           Attention:  Mr. Peter Capitelli
                                                       Vice President & Manager
                                           Telex:  232496
                                           Answerback:  NCBN UR
                                           Telecopier No.:  (212) 490-3895

Commitment
----------
$7,350,000.00                              THE NORINCHUKIN BANK,
                                            NEW YORK BRANCH


                                           By /s/  [ILLEGIBLE]
                                             --------------------------------
                                             Name:
                                             Title:

                                           Lending Office:

                                           245 Park Avenue, 29th Floor
                                           New York, NY  10167

                                           Attention:  Mr. Tsuneo Tsukasaki
                                           Telex:  6720068
                                           Answerback:  NOCHUBANK
                                           Telecopier No.:  (212) 697-5754

Commitment
----------
$7,350,000.00                              PT. BANK NEGARA INDONESIA
                                            (PERSERO) TBK.


                                           By /s/ I. GDE DEWA SUTHAPA
                                             --------------------------------
                                             Name: I. Gde Dewa Suthapa
                                             Title: General Manager

                                           Lending Office:

                                           55 Broadway
                                           New York, NY  10006

                                           Attention:  Mr. Mohamed El-Shazly
                                           Telex:  RCA 235638
                                           Answerback:
                                           Telecopier No.:  (212) 344-5723

 Commitment
-----------
$7,350,000.00                              THE SAKURA BANK, LIMITED,
                                            NEW YORK BRANCH


                                           By /s/ MAKIYO NARUSHIMA
                                             --------------------------------
                                             Name: Makiyo Narushima
                                             Title: Attorney-in-Fact

                                           Lending Office:

                                           277 Park Avenue, 45th Floor
                                           New York, NY  10172

                                           Attention:  Mr. Tamihiro Kawauchi
                                                       Senior Vice President
                                                       Mr. Toshihiko Tsujimaru
                                                       Vice President
                                           Telex:  232962
                                           Answerback:  MITKBK NY
                                           Telecopier No.:  (212) 888-7651

                                           with a copy to:
                                           SAKURA FINANCE ASIA LIMITED
                                           41/F Far East Finance Centre
                                           16 Harcourt Road, Hong Kong
                                           Attention:  Mr. Michihiro Susa
                                                Executive Director, Credit Group
                                           Telex:  83413
                                           Answerback:  MTKAL HX
                                           Telecopier No.:  852-2861-2316

         Commitment
         ----------
$7,350,000.00                              THE SANWA BANK LIMITED,
                                            NEW YORK BRANCH


                                           By /s/ JEAN HERVE CARIOU
                                             --------------------------------
                                             Name: Jean Herve Cariou
                                             Title: Attorney-in-Fact

                                           Lending Office:

                                           Park Avenue Plaza
                                           55 East 52nd Street
                                           New York, NY  10055

                                           Attention:  Mr. David Leech
                                                       Vice President
                                           Telex:  RCA 232423
                                           Answerback:
                                           Telecopier No.:  (212) 754-2360

Commitment
----------
$35,000,000.00                             TAIPEIBANK, NEW YORK AGENCY


                                           By /s/ ROMAN C. J. LAI
                                             --------------------------------
                                             Name: Roman C. J. Lai
                                             Title: Senior Vice President &
                                                    General Manager

                                           Lending Office:

                                           One World Trade Center, Suite 2911
                                           New York, NY  10048

                                           Attention:  Mr. Roman C.I. Lai
                                                       Senior Vice President &
                                                       General Manager

                                           Telex:  408916
                                           Answerback:
                                           Telecopier No.:  (212) 775-1866

Commitment
----------
$40,000,000.00                             TAIWAN BUSINESS BANK,
                                            LOS ANGELES BRANCH


                                           By /s/ HENRY M. T. YEE
                                             --------------------------------
                                             Name: Henry M. T. Yee
                                             Title: Vice President &
                                                    General Manager

                                           Lending Office:

                                           633 West 5th Street, Suite 2280
                                           Los Angeles, CA  90071

                                           Attention:  Mr. Henry Yee
                                                       VP & General Manager
                                           Telex:  49653674
                                           Answerback:  TBBLA
                                           Telecopier No.:  (213) 892-1270

Commitment
----------
$20,090,000.00                             THE TOKAI BANK, LIMITED,
                                            NEW YORK BRANCH


                                           By /s/ SHINICHIRO MIZUNO
                                             --------------------------------
                                             Name: Shinichiro Mizuno
                                             Title: General Manager,
                                                    International Finance
                                                    Division

                                           Lending Office:

                                           55 East 52nd Street
                                           Park Avenue Plaza
                                           New York, NY 10055

                                           Attention:  Ms. Roka Sanda
                                                       Assistant Manager
                                           Telex:  21848 TOKAIBK RS
                                           Answerback:
                                           Telecopier No.:  65-4385152

Commitment
----------
$7,350,000.00                              THE TOYO TRUST AND BANKING
                                            COMPANY, LIMITED,
                                            NEW YORK BRANCH


                                           By /s/ AKIRA HANAZONO
                                             --------------------------------
                                             Name: Akira Hanazono
                                             Title: Attorney-in-Fact

                                           Lending Office:

                                           666 Fifth Avenue, 33rd Floor
                                           New York, NY  10103

                                           Attention:  Mr. Nicholas A. Fiore
                                                       Assistant Treasurer
                                           Telex:  222675
                                           Answerback:  TTBOUR
                                           Telecopier No.:  (212) 307-3498

Commitment
----------
$40,000,000.00                             UNITED WORLD CHINESE COMMERCIAL BANK,
                                            LOS ANGELES AGENCY


                                           By /s/ SHIHCHEN JOSEPH JAO
                                             --------------------------------
                                             Name: Shihchen Joseph Jao
                                             Title: Vice President &
                                                    General Manager

                                           Lending Office:

                                           555 West Fifth Street, Suite 3850
                                           Los Angeles, CA  90013

                                           Attention:  Mr. Shihchen Joseph Jao
                                           Telex:  62001496
                                           Answerback:  ESLUD
                                           Telecopier No.:  (213) 627-6817

              BONTANG VI  LOAN AGREEMENT DATED AS OF MARCH 4, 1997
                              SCHEDULE OF EXHIBITS

The following describes the exhibits to the Loan Agreement, which are omitted herein, but which will be furnished upon request:

EXHIBIT A                 FORM OF NOTICE OF BORROWING

EXHIBIT B-1               FORM OF NOTICE OF DEFERRAL

EXHIBIT B-2               FORM OF NOTICE OF COMPLETION

EXHIBIT C-1               FORM OF NOTE

EXHIBIT C-2               FORM OF TRANSFER CERTIFICATE

EXHIBIT D-1               FORM OF LEGAL OPINION OF WILLIAMS & HARRIS LLP,
                          SPECIAL COUNSEL FOR THE BORROWER

EXHIBIT D-2               FORM OF LEGAL OPINION OF THOMAS R. BENNETT, COUNSEL
                          TO THE BORROWER

EXHIBIT E-1               FORM OF LEGAL OPINION OF BUDHY RUKIAT, LEGAL COUNSEL
                          TO PERTAMINA

EXHIBIT E-2               FORM OF LEGAL OPINION OF ANDREWS & KURTH, L.L.P.,
                          SPECIAL NEW YORK COUNSEL TO THE PRODUCERS (OTHER THAN
                          PERTAMINA)

EXHIBIT E-3               FORM OF LEGAL OPINION OF COUNSEL TO EACH PRODUCER
                          (OTHER THAN PERTAMINA) EXHIBIT E-4 FORM OF LEGAL
                          OPINION OF WHITE & CASE, SPECIAL NEW YORK COUNSEL TO
                          PERTAMINA

EXHIBIT F-1               FORM OF LEGAL OPINION OF PAUL, WEISS, RIFKIND,
                          WHARTON & GARRISON, SPECIAL COUNSEL TO THE AGENT AND
                          THE LENDERS

EXHIBIT F-2               FORM OF LEGAL OPINION OF SPECIAL KOREAN AND TAIWANESE
                          COUNSEL TO THE AGENT AND THE LENDERS

SCHEDULE1                 BASIC AGREEMENTS

SCHEDULE2                 DRAWDOWN SCHEDULE

SCHEDULE3                 ASSUMED INTEREST RATE AND OTHER ASSUMPTIONS

SCHEDULE4                 QUALIFIED BANKS